                                                                   EXHIBIT 10.10

                          TRITON NETWORK SYSTEMS, INC.

                                SUPPLY AGREEMENT



              This Supply Agreement (the "Agreement") is made as of
                    December 23, 1999 (the "Effective Date") between Triton Network Systems, Inc. ("Seller", also referred to as "Triton"), a Delaware corporation with principal place of business at:
                             8529 South Park Circle,
                             Orlando, FL; USA 32819
                                       and
  Advanced Radio Telecom Corp. ("Buyer", also referred to as "ART") a Delaware corporation with principal place of business at:
                       500 - 108th Avenue NE, Suite 2600,
                             Bellevue, WA, USA 98004

           In consideration of the mutual covenants contained herein, the Parties agree as follows:

             TRITON NETWORK SYSTEMS, Inc. SUPPLY AGREEMENT NUMBER:




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   ARTICLE 1. DEFINITIONS

   As used in this Agreement, the following terms have the following meanings:

   1.01   "ADDITIONAL TERM" has the meaning set forth in Section 3.01.

   1.02 "AFFILIATE" means any entity listed in Exhibit I or any entity which is a parent or subsidiary of a Party or which is controlled by or under common ownership or control of a Party.

   1.03 "AGREEMENT" means this Supply Agreement, and the Exhibits attached hereto, as they may be amended from time to time.

   1.04 "ACCEPTANCE" means with respect to deliveries of the Equipment to Buyer, that the shipment has been inspected by Buyer, the paperwork, including packing list, accurately matches the shipment and the shipment matches the Buyer's Purchase Order or other written delivery instructions.

   1.05 "ANNUAL SUPPORT FEE" shall mean the fees for annual software support by Seller as reflect in Exhibit 2.

   1.06 "BACKWARDS COMPATIBLE" means (i) with respect to Software, the ability of newer or more advanced versions to function seamlessly with older or less advanced version of Software and, Products, including without limitation, all existing Software and Products purchased by Buyer and (ii) with respect to Equipment the interoperability and compatibility of such Equipment with existing Products purchased by Buyer and Buyer's network infrastructure, in each case resulting in no reduction in the existing level of functionality of the existing Products or Buyer's network infrastructure.

   1.07   "CHANGE ORDER" shall have the meaning set forth in Section 5.03(d).

   1.08   "CONFIDENTIALITY AGREEMENT" has the meaning set forth in Section
          10.01.

   1.09 "DELIVERY DATE" means the date on which Products ordered by Buyer are to be delivered to the location(s) as specified by Buyer in Purchase Orders accepted by Seller pursuant to Section 5.03.

   1.10 "DOCUMENTATION" means the system standard documentation provided to Buyer, in written or electronic form, as described in this Agreement. All Documentation shall be subject to applicable copyright and confidentiality restrictions.

   1.11   "EFFECTIVE DATE" shall mean December 23, 1999.

   1.12 "EQUIPMENT" means the hardware Products provided to Buyer as defined in this Agreement. In addition to hardware developed by Seller, Equipment generally includes OEM Equipment and other Third Party Equipment, except as otherwise provided in this Agreement.

   1.13 "FORECAST" means non-binding forecasts of Buyer's anticipated Product orders as most recently revised pursuant to Section 5.03 of this Agreement.

   1.14   "IFU" refers to Seller's Invisible Fiber(TM) unit.

   1.15   "INITIAL TERM" has the meaning set forth in Section 3.01.

   1.16   "INITIAL PURCHASE CANCELLATION FEE" has the meaning set forth in
          Section 4.05.

   1.17   "INITIAL PURCHASE COMMITMENT" has the meaning set forth in
          Section 4.02.

   1.18   "LATE SHIPMENT" has the meaning set forth in Section 5.04.


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   1.19   "LIST PRICE" means the Seller's standard price before any discount, as may be available in price lists from time to time.

   1.20 "MAJOR SOFTWARE RELEASE" means a Software Release which contains significantly new features and functionality (only) and does not include maintenance releases, updates or bug fixes.

   1.21 "NET PRICE" means the price the Buyer will pay after Seller's discount.

   1.22   "PARTY" means either Buyer or Seller.

   1.23 "PRODUCT" means, individually and collectively, the Equipment, Software, and Documentation specified in Exhibit 2. In addition, any item Seller adds to its generally available standard Product price list or so identifies to Buyer in a Quotation shall be deemed incorporated into this Agreement upon the mutual agreement of the Buyer and Seller, subject to additional terms and conditions specified in the applicable Product Exhibit, if any.

   1.24   "PRODUCT SPECIFICATION" means those specifications set forth in
          Exhibit 6 to this Agreement. Exhibit 6 may be revised from time to time by the mutual agreement of the Parties to address performance issues revealed by testing during the Term hereof.

   1.25 "PURCHASE ORDER" means a written, numerically controlled and dated purchase authorization document issued by Buyer or Buyer Affiliate to Seller or Seller Affiliate, specifying the types and quantities of Products to be furnished by Seller pursuant to this Agreement.

   1.26 "RPS" means a Radio Pair System which includes two (2) IFUs, mounting brackets and initial Software.

   1.27 "QUOTATION" means a written budgetary or firm price quotation, as specified in this Agreement, issued by Seller to Buyer for the supply of any Products pursuant to this Agreement.

   1.28 "SHIP DATE" means the date on which a Product ordered by Buyer is to be shipped as set forth in the relevant Purchase Order, or in the case of Software, the date upon which such Software is either available for download by Buyer or physically shipped to Buyer.

   1.29 "SOFTWARE" means the Seller's proprietary and/or Third Party Software computer programs provided to Buyer (consisting of firmware and logic instructions in machine readable code residing in, or intended to be loaded in computer memories which provide basic logic, operating instructions and Seller-related application instructions, but excluding customer data) as well as the Documentation used to describe, maintain and use the programs. Any reference herein to Software being "sold," "purchased" or the like is understood to be a reference in fact to the program being licensed.

   1.30 "SOFTWARE LICENSE" shall mean the license to use Software granted to Buyer by Seller pursuant to this Agreement.

   1.31 "SOFTWARE RELEASE" means revisions to Software or new Software containing new features, and/or enhancements, and/or certain problem fixes that may be supplied by Seller to Buyer from time to time.

   1.32   "SOURCE CODE" shall have the meaning set forth in Section 7.07.

   1.33 "STANDARD INTERVAL" means the standard time prior to the shipment of a Product following acceptance of a Purchase Order by Seller. Seller's Standard Interval is ninety (90) days for forecasted quantities and one hundred twenty (120) days for unforecasted quantities.

   1.34   "TAC" means Seller's Technical Assistance Center.


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 1.35     "TERM" means the duration of this Agreement.

 1.36 "TERRITORIES" means the countries, country, or portion of country that are covered by this Agreement as noted in Exhibit 4. The Parties may, by mutual written agreement, amend this Agreement from time to time to add additional countries to the Territories.

 1.37 "THIRD PARTY" means any individual or legal entity not including Buyer and Seller and their respective Affiliates.

 1.38 "THIRD PARTY EQUIPMENT" means any Equipment not of Seller's manufacture which are identified in Exhibits to this Agreement. In addition, any Equipment Seller adds to its generally available standard Third Party Equipment price list or so identifies to Buyer in a Quotation shall be subject to the terms and conditions of this Agreement and any mutually acceptable additional terms and conditions specified in writing. Seller may also recommend Third Party Equipment that is not included in the Exhibits or provided by the Seller. Any Third Party Equipment recommended by but not sold by the Seller is not covered under the terms and conditions set forth in this Agreement.

 1.39 "THIRD PARTY PRODUCTS" means, collectively, Third Party Equipment and Third Party Software.

 1.40 "THIRD PARTY SOFTWARE" means any Software not owned by Seller which is included within Licensed Software.

 ARTICLE 2. SCOPE OF AGREEMENT

 2.01 This Agreement sets forth the terms and conditions under which Buyer and its Affiliates may order Products from Seller and its Affiliates and Seller and its Affiliates will supply Products to Buyer and its Affiliates. Unless otherwise set forth herein, any reference in this Agreement to Seller or Buyer shall be deemed to include their respective Affiliates. Buyer may use the Products itself, or may use the Products to provide services to others, or sell the Products to Third Parties subject to the terms and conditions of this Agreement.

 2.02 Unless specifically stated otherwise, all references to money or currency shall be in U.S. dollars and all documentation, correspondence, and communication shall be in the English language.

 2.03 Seller shall meet all Buyer supply requirements as set forth in accepted Purchase Orders irrespective of Purchase Orders for Equipment from other parties; provided, however, such Buyer requirements are reasonably consistent with Forecasts submitted by Buyer to Seller in the manner set forth herein.

 2.04 Subject to Section 4.03 below, this Agreement shall also apply to the products provided by Seller and installed as of the Effective Date in Buyer's network in San Jose, California pursuant to the Evaluation Trial Agreement dated as of April 29, 1999, subject to section 4.03 below, which products shall be deemed to be "Products" under this Agreement.

ARTICLE 3. TERM

 3.01 The initial term of this Agreement is three (3) years from the Effective Date (the "Initial Term"). Following the Initial Term, this Agreement shall be automatically renewed for successive one (1) year terms (each, an "Additional Term"); provided, that (i) at any time after this Initial Term Buyer may terminate this Agreement by providing thirty (30) days prior written notice to Seller,


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            and (ii) at any time beginning one year after the expiration of the initial Term, Seller may terminate this Agreement by providing thirty (30) days prior written notice to Buyer.

   ARTICLE 4. PURCHASE RIGHTS AND COMMITMENTS

   4.01 Subject to the terms and conditions of this Agreement, Seller agrees to sell and Buyer agrees to buy Products in accordance with the pricing and benefits set forth in Exhibit 2 of this Agreement.

   4.02 Buyer agrees to place Purchase Orders for 1,000 RPSs to be delivered by December 31, 2000. This "Initial Purchase Commitment" is Buyer's sole commitment with respect to purchasing Products from Seller during the Term. Concurrent with execution of this Agreement, Buyer will issue a Purchase Order for 170 RPSs to be delivered before June 30, 2000, which RPSs shall be counted towards the Initial Purchase Commitment. Buyer will issue confirming Purchase Orders with specific delivery information such as Ship Date and location. An additional 750 RPSs of the Initial Purchase Commitment are to be delivered by December 31, 2000 pursuant to Purchase Orders issued by Buyer. Buyer may apply purchases of any of Seller's 38Ghz products to the Initial Purchase Commitment. If prices for Seller's future 38Ghz products are greater than the prices set forth in this Agreement, the Initial Purchase Commitment shall be measured by total purchase price not by the number of units.

  4.03 Seller shall replace the IFUs which are installed in Buyer's network in San Jose, California. ("San Jose IFUs") as of the Effective Date with new IFU's which Seller delivered to) Buyer pursuant to Purchase Orders number 3886, 3888 or 3891. Seller will replace the IFUs, at Seller's sole cost and expense, at a mutually acceptable time during January, 2000. Buyer shall return the San Jose IFUs to Seller, at Seller's sole cost and expense, and Seller will not bill Buyer for the San Jose IFUs. Seller shall submit an invoice for equipment (which invoice shall not include the San Jose IFU's or any replaced cable or other equipment which has been or will be returned to Seller in connection with the IFU replacement) provided by Seller and installed as of the Effective Date in Buyer's network in San Jose, California. Buyer shall promptly pay such invoice subject to reconciling such invoice with the Triton supplied equipment in use in the ART network as of the Effective Date.

  4.04 Purchases of RPSs (i) by Affiliates of Buyer, (ii) pursuant to orders outstanding on the date hereof as set forth in the Letter Agreement, dated November 11, 1999, between Buyer and Seller, and (iii) delivered by Seller to Buyer prior to the date of this Agreement, shall count towards Buyer's Initial Purchase Commitment. Buyer may, without any further liability to Seller, cancel its Initial Purchase Commitment upon the occurrence of any of the following events, in which case Buyer has no obligations to pay any Initial Purchase Cancellation Fee or otherwise:

                  (a) Seller materially breaches this Agreement and such breach recurs, continues or remains uncured after thirty (30) days written notice;

                  (b) During the period commencing on the Effective Date and ending on June 1, 2000, there occur [*], or during the period commencing on June 1, 2000 through the remainder of the Term, there occurs [*];

                  (c) Products fail to meet the performance requirements set forth in the Product Specifications;

[*] Confidential Treatment Requested

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                   (d) Seller files a voluntary petition in bankruptcy or has an involuntary petition in bankruptcy filed against it that is not dismissed within forty-five (45) days of such involuntary filing; Seller admits the material allegations of any petition in bankruptcy filed against it; Seller is adjudged bankrupt; Seller makes a general assignment for the benefit of its creditors, if a receiver is appointed for all or a substantial portion of its assets and is not discharged within sixty (60) days after his appointment; or Seller commences any proceeding for relief from its creditors in any court under any state insolvency statutes;

                   (e) Seller fails to ship to Buyer the quantity of Products set forth in an accepted Purchase Order (which Products conform with Product Specifications) within fifteen (15) days after the Ship Date set forth in such accepted Purchase Order;

                   (f) Seller materially disregards or materially violates any applicable laws;

                   (g) The Product Specifications or the price is materially changed due to the effect of changes in government regulations which require such change;

                   (h) A force majeure event which impedes Sellers performance hereunder continues for a period of thirty (30) days (regardless of whether, as a result of such event, Buyer cancels any Purchase Order in accordance with Section 5.05 hereof);

                   (i) Buyer is enjoined from using any Products and Seller is unable to cure the effects of such injunction pursuant to
                   Section 9.02(a) or (b) within thirty (30) days; or

4.05 Subject to Section 4.04, if Buyer fails to place Purchase Orders (or later cancels such Purchase Orders (other than pursuant to Section 5.05(c))) for 1,000 RPSs to be delivered by December 31, 2000, Buyer will pay to Seller a penalty (the "Initial Purchase Cancellation Fee") equal to ten percent (10%) of the aggregate purchase price of the number of RPSs equal to the remainder of (i) 1000 RPSs minus (ii) the total number of RPSs included in Purchase Orders placed by Buyer to be delivered on or before December 31, 2000. Any RPS included in any Purchase Order placed by Buyer to be delivered prior to December 31, 2000 which is cancelled by Buyer in accordance with Section 5.05(c) hereof shall be counted as delivered (and accordingly included in clause (ii) of the immediately preceding sentence) for purposes of calculating the Initial Purchase Cancellation Fee pursuant to this
          Section 4.05. Payment by Buyer of the Initial Purchase Cancellation Fee shall be Seller's sole and exclusive remedy for Buyer's failure to satisfy the Initial Purchase Commitment, and Seller agrees not to seek any other remedy for such failure.

 Article 5. TERMS OF PURCHASE

 5.01     Pricing

          (a) The pricing of the Products shall be as specified in the attached Exhibit 2 plus applicable taxes unless otherwise agreed to between the Parties in writing or in the case of regulatory change as specified in this Section 5.01 (a). The prices set forth in the attached Exhibit 2 for Seller-manufactured Products are based on Seller's design,


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                    manufacture, and delivery pursuant to its design criteria
                    and manufacturing processes and procedures in effect on the Effective Date. If, solely as a result of the imposition of requirements by any Federal, State or local government during the Term, there is a change in such criteria, processes or procedures or any material change in the Products caused by such governmental requirements, the prices may be adjusted by Seller, subject to reasonable approval of Buyer and mutual written agreement of Seller and Buyer. Any OEM Equipment and Third Party Products which have been so identified in the attached Exhibit 2 shall be furnished subject to the applicable vendor's then-current terms, conditions and specifications subject to Buyer's written acceptance of such terms, conditions and specifications.

           (b) All prices listed in Exhibit 2 and in any and all Quotations, unless otherwise noted, are FOB Seller and are exclusive of all freight, insurance, duties, taxes (more specifically including but not limited to excise, sales, value added, goods & services, and usage taxes), and any and all other levies as might be incurred after the FOB point.

  5.02     Payment

           (a) Product Payment - Payment for Products shall be due upon the later of thirty (30) days following shipment of such Products to Buyer and thirty (30) days following the receipt by Buyer of Seller's invoice with respect to such Products. Notwithstanding any other provision hereof, in the event that (i) Buyer fails to make timely payment for Products pursuant to this Section 5.02(a), and (ii) Buyer does not make payment to Seller for such Products within fifteen
                    (15) days after the receipt by Buyer of written notice from Seller of such failure, Seller shall have no obligation to ship any Products to Buyer hereunder until such time as Buyer remits such payment to Seller.

           (b) Annual Support Fees - Payment for Annual Support Fees ordered by Buyer shall be due within thirty (30) days of receipt of Seller's invoice given in accordance with
                    Exhibit 2.

           (c) Timely Payment - Past due amounts shall bear interest from the expiration of such period at the rate of one and one-half percent (1 1/2%) per month (or such lesser rate as may be the maximum permissible rate under applicable law).

           (d) Taxes - Buyer's price for Products as reflected in this Agreement does not include any taxes, duties or charges of any kind imposed by any federal, state or local governmental entity on the sale or shipment to Buyer of Products, excluding only those taxes based solely on Seller's net income. When Seller has the legal obligation to collect such taxes, the appropriate amount shall be added to Buyer's invoice and shall be paid by Buyer unless Buyer provides Seller with a valid tax exemption certificate authorized by the appropriate taxing authority.

5.03      Forecasts and Purchase Orders

          (a) Within thirty (30) days after the Effective Date, Buyer will provide Seller with a written, non-binding Forecast estimating the Products Buyer will purchase during the period of twelve (12) consecutive calendar months commencing on the Effective Date. Buyer will update such Forecast monthly in order to provide Seller with a twelve month rolling view of prospective purchases by Buyer. The Forecasts shall not be binding and only are intended to give the Parties an estimate of future purchases for planning purposes.

          (b) Products to be procured hereunder, as well as the Ship Date, shall be listed in a Purchase Order issued by Buyer pursuant to this Agreement and subject to the Forecast process listed above. Each Purchase Order shall specifically reference this Agreement, and time


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                      is of the essence in connection with the performance of
                      each Purchase Order. Any Purchase Order issued by Buyer to Seller for Products shall be governed in all respects by the terms and conditions of this Agreement. A form of Purchase Order is attached hereto as Exhibit 7. Buyer and Seller agree that, except for non-conflicting administrative terms as provided below, any additional or preprinted terms or conditions on a Purchase Order shall be null, void and of no effect. Each Purchase Order shall specify, in addition to other appropriate information as may be mutually agreed upon:

                     (i)     name and address of Buyer, or Buyer Affiliate;

                     (ii) Buyer Purchase Order number and Purchase Order date of issuance;

                     (iii) name and address of Seller, or as appropriate, Seller Affiliate, which shall be an Affiliate set forth in the Exhibit 1, that will be providing Product being ordered;

                     (iv)    incorporation within, by reference, this Agreement;

                     (v) types and quantities of Product to be furnished by Seller as set forth in Exhibit 2 or as provided in a Quotation;

                     (vi) applicable prices, charges, and fees with respect to such Product as set forth in Exhibit 2 or as provided in a Quotation;

                     (vii) location or facility to which Product is to be delivered;

                     (viii)  Ship Date of Product;

                     (ix) billing address of the Party responsible for the payment whether it is the Buyer, or Buyer Affiliate to which Buyer intends to resell the Product, if any, and other information required under this Agreement to be included in a Purchase Order;

                     (x)     proper authorization of Buyer or Buyer's agent

          (c) Seller is obligated to accept all Purchase Orders issued by Purchaser under this Agreement except those Purchase Orders which (i) are missing the material terms required by this Article to be contained in a Purchase Order or call for delivery of Products in an amount which is in excess of [*] more than the amounts contained in the Forecast for the month for which such a Purchase Order is issued or (ii) have Ship Dates that materially vary from Standard Intervals. All Purchase Orders shall be deemed to have been accepted by Seller unless (i) Seller notifies Buyer in writing within fifteen (15) business days of receipt of a Purchase Order that it will not accept such Purchase Order and (ii) Seller may rightfully decline to accept such Purchase Order pursuant to the immediately preceding sentence. Any Purchase Order not rightfully rejected shall be deemed to be accepted by Seller. A Purchase Order submitted pursuant to the terms and conditions of this Agreement, and which Seller has accepted, shall constitute an Agreement between Buyer and Seller. Any Purchase Order for which Seller gives timely notice of non-acceptance if non-acceptance is permitted under this Section shall be deemed void. The Product quantities listed on any Purchase Order which conforms to the terms and conditions of this Agreement, which are consistent with Forecasts including any permitted variance to such Forecasts and (i) which are not accepted by Seller pursuant to the first sentence of this clause (c) or (ii) which are cancelled by Buyer in accordance with Section 5.05(c) hereof, shall be counted toward the Initial Purchase Commitment.

          (d) In addition to changes allowed in the Forecast process set forth in Section 5.03 and

[*] Confidential Treatment Requested

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                    changes pursuant to Sections 5.05 and 5.06, Buyer may at any time request additions, alterations, deductions, or deviations to a Purchase Order subject to the condition that such changes and any adjustments resulting from such changes, including but not limited to schedules and prices, shall be mutually agreed upon, and if so agreed, subsequently detailed in a written revision to the applicable Purchase Order ("Change Order") signed by a designated Buyer representative and Seller representative. Change Orders which are processed outside of Seller's customary processing cycle or which require additional work by Seller to comply with such changes may be subject to a reasonable change fee provided Seller has given Buyer a written quote for such change fee and Buyer and Seller have mutually agreed to such change fee in writing prior to or concurrent with execution of the Change Order. If Buyer fails to accept the change fee. Seller has no obligation to accept or comply with the Change Order.

           (e) Purchase Orders may be issued either electronically, such as through electronic data interchange, or via traditional manual methods, as mutually agreed to by the Parties.

  5.04 Delivery - Delivery of Products under this Agreement shall be F.O.B. Seller's specified facilities. The Seller shall: (a) be responsible for and arrange for shipment of the Products to Buyer's site as specified in the Purchase Order applicable thereto; (b) prepay all shipping and handling charges for the Products; and (c) invoice Buyer for such charges upon shipment of all the Products specified in a Purchase Order. Buyer shall reimburse Seller for such charges at Seller's actual cost. Seller shall be responsible for repair or replacement of any Products damaged in shipment without cost to Buyer, and Seller shall file all claims for transportation damage. If any Product is lost, or damaged in transit, Seller shall use all commercially reasonable best efforts to supply a replacement within the shortest possible time at the same price and terms as applicable to the original Purchase Order.

 All shipments are subject to the following conditions:

           (a) Partial shipments or early shipments may only be sent by Seller if Buyer has approved such partial or early shipments in writing and in advance;

           (b) Seller shall notify Buyer, via e-mail as directed by Buyer, when orders are shipped;

           (c) The outside of all packing cartons shall be clearly marked with (i) model name or number, (ii) part number, (iii) serial number, when applicable, in barcode and human readable format
                   (iv) Buyer Purchase Order number and (v) Buyer part number;

           (d) Packing slips shall accompany shipment and shall include serial numbers, when applicable, in barcode and human readable format and shall reference Buyer's Purchase Order number;

           (e) Shipment sent via truck load or less than truck load shall be stretch wrapped on pallets with markings facing outwards; and

           (f) Buyer may, at its discretion, (i) reject shipments that do not comply with the preceding shipping requirements or (ii) apply as a credit against amounts due to Seller, Buyer's reasonable labor costs arising from Seller's failure to comply with the preceding shipping requirements.


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           (g)     Seller shall not ship Products more than five (5) business days prior to the requested and accepted Ship Date in the Purchase Order without the consent of the Buyer. Subject to the immediately preceding sentence, in the event Seller ships Products to the Buyer prior to the Ship Date in the Purchase Order, Seller shall provide Buyer with reasonable advance notice of the date on which Seller intends to deliver such Products.

           (h) In the absence of specific shipping instructions from Buyer, Seller may ship by the method it deems most advantageous; provided however that Buyer shall not reimburse Seller for the costs of overnight courier or other expedited shipping unless Buyer has agreed in advance to pay such costs for such Purchase Order in writing.

           (i) Title to the Product (excluding Software) and risk of loss shall pass to Buyer upon shipment to Buyer.

           (j) Buyer shall inspect the Product upon delivery and shall advise Seller in writing of any obvious physical defects, discrepancies, and/or shortages observed between the Product physically inspected and the corresponding Product shipment packing list provided by Seller. Buyer shall issue to Seller a defect/discrepancy written report within fifteen (15) business days of receipt of Product. If no such report is issued to Seller within fifteen (15) business days the Buyer shall be deemed to have accepted the Products as delivered.

          (k) Buyer shall store all Products at the proper temperature and other environmental conditions, as specified in the Product Specifications, to maintain Product quality. In the event of damage to any Product, for reason of improper storage, thereby rendering Product unfit for intended use, Buyer shall promptly notify Seller in writing of the facts, and shall not use such Product except as directed by Seller.

          (l) For all deliveries after January 1, 2000, if any shipment of Products to Buyer by Seller occurs more than ten (10) business days following the Ship Date in the accepted Purchase Order and such delay is not caused by a force majeure event, such delivery shall be a "Late Shipment."

          (m) Not later than thirty (30) days prior to the Ship Date relating to Product covered by a Purchase Order, Buyer may notify Seller in writing that (i) Buyer does not wish to receive shipment of any Products on the date set forth in such Purchase Order, or (ii) Buyer's facilities are not prepared in sufficient time for Seller to make delivery on such date. In either case, Seller shall delay delivery as requested by Buyer. Seller may, subject to Buyer's consent, store such Products in a commercially reasonable manner consistent with the storage requirements set forth in the Product Specifications at Buyer's risk of loss. Buyer shall reimburse Seller for reasonable out-of-pocket storage and shipping fees associated with such delay.

5.05      Cancellation

          (a) Subject to Section 5.05(b), upon written notice to Seller, Buyer may cancel all or any part of a Purchase Order if Seller receives a written and dated Purchase Order cancellation notice before the Ship Date.

          (b) Buyer shall pay cancellation charges based on the date a Purchase Order cancellation notice is received by the Seller, and such cancellation charges shall not exceed the schedule as shown below (such charges shall be the sole and exclusive remedy of the Seller with respect to cancellation of Purchase Orders pursuant to this section 5.05):


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
           Days Prior Notice of PO Cancellation                        Order Cancellation Charge
           ------------------------------------                        -------------------------
           Greater than 60 days before Ship Date or within             None
           30 Days of Purchase Order

           Greater than 30 and less than 60 days before Ship Date      20% of the Purchase Price

           Less than 30 days before Ship Date                          50% of the Purchase Price

               (c) In the event that ten (10) days after the requested Ship Date for any Purchase Order Seller has not shipped the Products subject to such Purchase Order, Buyer shall have the right to cancel such Purchase Order without cost or charge upon written notice to Seller by facsimile, e-mail or otherwise. Seller shall notify Buyer via e-mail if Seller is unable to ship Products on the Ship Date. Seller shall pay any additional costs required to expedite late shipments.

      5.06 Change of Purchase Orders. Buyer may delay shipment of Product without penalty as follows:

               (a) Buyer may delay shipment of the first 250 RPSs until June 30, 2000.

               (b) Buyer may delay shipment of the next 750 RPSs until December 31, 2000.

               (c) After the first 1000 RPSs are delivered, Buyer may delay shipment of Product for up to six (6) months for each Purchase Order issued thereafter as set forth below; provided, however, Buyer may not delay shipment of Products less than thirty (30) days before the Ship Date unless mutually agreed upon:

                        (i) During the first six (6) months after the first 1,000 RPSs are delivered, up to fifty percent (50%) of any Purchase Order.

                        (ii) During the following six (6) months, up to forty percent (40%) of any Purchase Order.

                        (iii) During the following six (6) months, up to thirty
                              percent (30%) of any Purchase Order.

                        (iv) Remainder of term, up to twenty percent (20%) of any Purchase Order.

               (d) Seller will not invoice Buyer for Products subject to the above delays until such Products are actually shipped to Buyer.

     5.07 Invoicing. Each invoice shall include (a) Buyer's Purchase Order number, (b) Seller's invoice number, (c) quantity and price of each item shipped or services rendered, (d) applicable sales or other tax, (e) freight charges (if applicable) and (f) final total cost.

     5.08 Resale Rights. Buyer shall have an unlimited right to resell the Products to its Affiliates or as part of a service arrangement or business arrangement with Third Parties if the Equipment is to be used in such service or business arrangement; provided, however, that Buyer is not permitted to sell to a direct competitor of Seller. Seller has right of first refusal for sales which are not to an Affiliate of Buyer or part of a service or business arrangement (other than for sales pursuant to a foreclosure by any Third Party on such Third Party's security interest) provided Seller purchases on identical terms and conditions. Any Software License, warranty and prepaid Annual Support Fees are transferable with the sale of Equipment to the extent the foregoing provisions are applicable to Buyer.


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ARTICLE 6. EQUIPMENT CHANGES

Notwithstanding any other provisions contained herein, Seller reserves the right, upon prior approval from Buyer, to make changes in the Products in whole or in part, or to substitute Products of later design at any time prior to delivery thereof, provided that such changes do not adversely affect performance or function or increase the cost to Buyer and further provided that the changed or substituted Products meet or exceed Product Specifications. Such changes do not obligate Seller to make any changes in items of the Products previously delivered unless such changes affect the interoperability of Products including Software in Buyer's network in which case such changes to previously delivered Products, including Software, as are required to maintain the interoperability and functionality of such Products will be made at Seller's expense.

ARTICLE 7. SOFTWARE LICENSING

7.01 Buyer is granted no title or ownership rights to the Software or Documentation, which rights shall remain with Seller or Seller's suppliers, as appropriate. This Agreement does not entitle Buyer to the receipt or use of, or access to, Software Source Code (except as set forth in Sections 7.07 and 7.08) or any right to reproduce the Software or Documentation, and Buyer agrees that it shall not decompile, reverse engineer or otherwise attempt to gain access to the Software Source Code. The obligations of Buyer under this section shall survive the expiration or termination of this Agreement. Notwithstanding the foregoing, Buyer may reproduce or copy Software or Documentation for installation, back-up or archival and test purposes and may provide such copies to Third Parties who provide installation or maintenance services for Buyer. Buyer will notify Seller in the event it provides copies of Software to Third Parties.

7.02 Buyer shall be granted a perpetual, non-exclusive, transferable (as limited by the provisions of this Agreement), non-assessable, unlimited-user, paid-up license to:

           (a)      use the Software furnished;

           (b) use and make adaptations of the Software (or any part thereof), subject to the provisions of this Agreement, provided that any such adaptations are created as an integral step in the use of the Software in conjunction with a Product and that it is not used in any other manner;

           (c) make as many copies of the Software and any related Documentation as Buyer deems necessary for its use, archival purposes, or test purposes, including use by Third Parties who are acting under the control and direction of Buyer; and

           (d)      use the associated Software Documentation.

          Buyer agrees that the license to use the Software is subject to its continued use of and ownership of the Equipment upon which such Software is installed and that Buyer shall have the right to sell, pledge as security, or otherwise transfer the Equipment upon which the Software resides and the related Software. Transferee shall be granted a license to use the Software but no title or ownership rights to the Software, which rights shall remain in Seller or its suppliers, as appropriate and upon sale or transfer the terms of this Software License shall apply to transferee.

7.03 All Software supplied by Seller under or in implementation of this Agreement shall be treated by Buyer as the exclusive property, and to the extent not publicly available, as proprietary and a trade secret, of Seller and/or its suppliers, as appropriate

7.04 Seller may, from time to time, issue new Software Releases, including Major Software Releases,


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           which shall be made available to Buyer as part of the Annual Support
           Fee and without additional cost or expense to Buyer.

  7.05 The Software Releases shall be updated periodically throughout the Term of this Agreement. Once an updated Software Release is available, it shall be made available to Buyer subject to the terms of this Agreement.

  7.06 From the date of this Agreement through December 31, 2000, Seller shall provide a special "Founding Customer Service Package" which provides Buyer with the "Gold Level" support as defined in Exhibit 2 hereto [*] to the Buyer. Subsequent to December 31, 2000, during the term of this Agreement, Seller shall provide its "Bronze Level" support as defined in Exhibit 2 hereto at no charge to the Buyer. After the "Gold Level" support has concluded, for the two (2) week period following the issuance of a new Software Release, Seller shall provide Buyer with access to dedicated technical assistance center personnel twenty-four (24) hours per day, seven (7) days per week with immediate response time.

  7.07 No later than thirty (30) business days after Seller delivers Software to Buyer, Seller shall, [*] place a copy of all Software source code, including copies of the source code for any upgrades or new releases developed by Seller in the future when they are available (collectively "Source Code"), with an independent escrow agent reasonably acceptable to Buyer along with written escrow instructions to deliver all Source Code to Buyer upon request from Buyer without further instructions in the event Seller declares bankruptcy, or is involuntarily bankrupt. The Source Code shall be designated in writing as being held in escrow for Buyer. The escrow agent shall hold the Source Code for the Term of the Agreement. If, at any time, Seller declares bankruptcy, or is involuntarily bankrupt, upon notice from Buyer, the escrow agent shall immediately transfer the Source Code to Buyer. Possession of the Source Code does not give Buyer any rights to sell, rent or lease the Source Code or Software to Third Parties.

  7.08 In the event Seller no longer supports past releases of Software and Buyer requires such unsupported Software to operate Equipment in Buyer's network, Seller shall, within [*] days of Buyer's request, provide Buyer with the Source Code for the unsupported Software to enable Buyer to support the Equipment in its network. Possession of the Source Code does not give Buyer any rights to sell, rent or lease the Source Code or Software to Third Parties.

  7.09     [*] Software Releases must be Backwards Compatible.

  7.10 Repair and return of Equipment is [*] based on serial number with [*] day turnaround from receipt at factory to return shipment.

ARTICLE 8. WARRANTIES

  8.01     Seller Supplied Equipment

           (a) Seller warrants for a period ending on (i) the later of fifteen (15) months from the Ship Date or twelve (12) months after installation for the first 1,000 RPSs; or (ii) fifteen
                   (15) months from the Ship Date for all RPSs delivered after the first 1,000 RPSs, that under normal use and service the Equipment subject to this Agreement will be free from material defects or faulty workmanship, and shall operate in compliance with the applicable Product Specifications. In the event the Buyer changes its network configuration in a manner that causes the Equipment not to operate in compliance with the applicable Product Specifications, the Seller shall use commercially reasonable

[*] Confidential Treatment Requested

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                  efforts to modify the Equipment so that it will so operate and the parties shall negotiate in good faith applicable amendments to the Product Specifications and the cost of Product if necessary. The foregoing warranty shall not apply to items normally consumed during operation such as, but not limited to, lamps and fuses. [*] Equipment will be Backwards Compatible with [*] other Equipment and Software. If Equipment is not free from material defects or faulty workmanship or fails to comply with the applicable Product Specification during the warranty period, or is not Backwards Compatible as required by the immediately preceding sentence, Seller will, at its option, repair, replace, or modify the Equipment so that it is free from defects and does comply with the applicable Product Specifications and is so Backwards Compatible. The warranty service shall be performed at Seller's facility. If Seller is unable to repair or modify the Equipment within a reasonable period of time so that the Equipment conforms to the applicable Product Specification and is so compatible, Seller shall replace the Equipment with Equipment that conforms to such Product Specification and is so compatible. In such cases Seller does not guarantee that equipment with like serial numbers will be returned to the Buyer but such replacement Equipment shall meet all Product Specifications and provide the same function as the Equipment it replaces. Seller's sole obligation and Buyer's exclusive remedy under the warranty provisions of this Article with respect to Equipment shall be limited to repair, modification, or replacement of the defective or non functioning Equipment or refund if Equipment cannot be provided which complies with Product Specifications.

         (b) The warranties set forth in this Article shall not apply to any Products where the defect or non-conformance is due to:

                  (i)               accident, alteration, abuse, misuse, or
                           repair not performed by Seller or Seller qualified technician, provided that Seller will approve agreed upon employees of Buyer and its agents as qualified technicians;

                  (ii)              storage other than as set forth in the
                           Product Specification;

                  (iii)             failure to comply with all applicable
                           environmental requirements for Product as set forth in the Product Specification, including but not limited to temperature or humidity ranges;

                  (iv)              performance of Product installation,
                           maintenance, operation, repair, relocation, or other service not in compliance with Product
                           Specifications, unless such non-complying service was performed by Seller or on Seller's behalf;

                  (v)                breakage, damage, alteration, or removal of
                           any Seller affixed seal or label located on the RPS without the Seller's written approval. The RPSs contain no Buyer serviceable parts;

                  (vi)               use in conjunction with a product specified
                           by Seller as incompatible with such Products;

                  (vii)             any error, act, omission, vandalism,
                           mishandling or misuse by anyone other than Seller or Seller's agents, employees, vendors, and subcontractors; or

                  (viii)             where written notice of the defect has not
                           been given to Seller within the applicable warranty period.

         (c) Buyer shall be responsible for de-installation and re-installation of any warranty repair or replacement Equipment. Buyer shall use qualified technicians to perform any

[*] Confidential Treatment Requested

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                  maintenance and/or repair to the Product during the warranty period, where such maintenance and/or repair shall be confined to tasks performed in accordance with Seller provided Documentation.

         (d) A return material authorization (RMA) must be obtained by Buyer from the Seller prior to the return of any Product. Seller shall not unreasonably delay or withhold issuing any RMA to Buyer. Information regarding the RMA process is provided in Exhibit 3.

         (e) Warranty replacement Equipment may be new or reconditioned to perform as new, at Seller's option. Notwithstanding the foregoing, the warranty period of Equipment which has been subject to repair or replacement by Seller shall commence upon the Delivery Date of the repaired or replacement Equipment to Buyer and shall expire on the later of one hundred twenty
                  (120) days from the Delivery Date or the last day of the original warranty period with respect to the Equipment which was repaired or replaced.

         (f) All Equipment to be repaired or replaced, whether in or out of warranty, shall be packed by Buyer in accordance with Seller's reasonable instructions and shall follow Seller's reasonable repair and return policy and procedures. Buyer shall bear risk of loss and shall pay for all transportation charges for Equipment returned to Seller and Seller shall bear such risk and pay for transportation charges for repaired or replacement Equipment shipped to Buyer. Seller shall use reasonable efforts to ship repaired or replacement Equipment within thirty (30) days of receipt of the defective Equipment. Seller shall return the repaired or replaced Equipment to the Buyer by the same transport method in which the Buyer sent the Equipment to the Seller.

         (g) If the Equipment that is returned to Seller is determined by Seller to be beyond repair and is outside the warranty period, Seller shall notify Buyer and Seller shall upon request from Buyer sell Buyer replacement Equipment at the then current Agreement price between the Parties for such Equipment, or if no such Agreement exists, at the last price paid for such Product.

         (h) Seller shall maintain an adequate inventory of spare parts to repair and replace all Products for a period beginning on the date of this Agreement and ending on the fifth (5th) anniversary of the termination of this Agreement or, if longer, as otherwise provided by law.

 8.02 Third Party Products

         (a) With respect to any Third Party Products furnished by Seller to Buyer, Seller shall secure from the applicable manufacturers such warranties and indemnities as may be available with respect to such Third Party Products, and assign and pass through to Buyer all available warranties and indemnities for such Third Party Products to the extent legally assignable. In the event such warranties and indemnities are not assignable to Buyer, Seller shall enforce, if necessary, such warranties and indemnities on Buyer's behalf. In addition to the above, Seller shall, at Buyer's request, register Buyer with any and all Third Party Products vendors (for Third Party Products that constitute systems as opposed to individual components) such that Buyer is acknowledged as a support obligation of the Third Party Products vendors and Buyer can receive and obtain product notices directly from the Third Party Products vendors. Seller shall produce evidence of such registration within sixty (60) calendar days from the date Buyer requests that Seller obtain such registration.

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         (b)      All Third Party Products unless otherwise stated in this
                  Agreement, or in the Third Party warranties, will follow the same repair and return procedures as noted in Article 8.01.

   8.03 Software

         (a) Seller warrants for a period ending on (i) the later of fifteen (15) months from the Ship Date or twelve (12) months after installation for the first 1,000 RPSs; or (ii) fifteen
                  (15) months from the Ship Date for all RPSs delivered after the first 1,000 RPSs, that under normal use and service the Software shall (i) perform the necessary provide the full functionality described in the Documentation and Product Specifications and (ii) be Backwards Compatible with all other Products. In the event the Buyer changes its network configuration in a manner that causes the Software not to operate in compliance with the applicable Product Specifications, the Seller shall use commercially reasonable efforts to modify the Software so that it will so operate and the parties shall negotiate in good faith applicable amendments to the Product Specifications. Seller represents and warrants that, to the best of its knowledge, any Software provided by Seller hereunder does not contain and will not receive from any Seller data transmission via modem or other Seller medium, any virus, worm, trap door, back door, timer, clock, counter, or other limiting routine, instruction, or design that would erase data or programming or otherwise cause the Software or Equipment to become inoperable or incapable of being used in the full manner for which it was designed and created (but specifically excluding locking mechanisms designed to prevent Buyer from using those Software features or functions not licensed to Buyer under the terms of this Agreement, referred to as "disabling code") including, without limitation, any limitations that are triggered by:

                  (i) the Software being used or copied a certain number of times, or after the lapse of a certain period of time;

                  (ii) the Software being installed on or moved to a central processing unit that has a serial number, model number, or other identification different from the central processing unit on which the Software was originally installed; or

                  (iii) the occurrence or lapse of any similar triggering factor or event.

         (b) In the event Seller introduces a disabling code into the Software, Seller shall:

                  (i) take all steps necessary at Seller's sole cost to test a new copy of the Software for the presence of disabling codes;

                  (ii) furnish to Buyer a new copy of the Software without the presence of disabling codes;

                  (iii) install and implement such new copy of the Software at no additional cost to Buyer; and

                  (iv) take all steps necessary, at Seller's sole cost, to restore any and all data or programming lost by Buyer as a result of such disabling code. In the event disabling codes are identified by Buyer or Seller in the Software, Seller shall furnish to Buyer a new copy of the Software without the presence of disabling codes.

         (c)      Seller warrants all Software is Y2K compliant as set forth in
                  Exhibit 5.

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   8.04     All Products. For all Products to be sold to Buyer under this
            Agreement, Seller represents and warrants that the Products and Buyer's ownership and use of such Products will not infringe upon or misappropriate the intellectual property rights of any party and no party shall have the right to seek damages from Buyer or enjoin Buyer's right to use such Products.

   8.05 THE WARRANTIES SET FORTH ABOVE CONSTITUTE THE ONLY WARRANTIES WITH RESPECT TO THE PRODUCTS PROVIDED. THEY ARE IN LIEU OF ALL OTHER WARRANTIES WRITTEN OR ORAL, STATUTORY, EXPRESS. IMPLIED OR OTHERWISE, INCLUDING WITHOUT LIMITATION THE WARRANTY OF MERCHANTABILITY AND THE WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE.

   8.06 The terms of this Article shall survive any expiration or termination of this Agreement.

   ARTICLE 9. PATENT AND COPYRIGHT INFRINGEMENT INDEMNITY

   9.01 Indemnification - Seller agrees to indemnify Buyer, as set forth herein, with respect to any suit, claim, or proceeding brought against Buyer alleging that Buyer's use of the Equipment or Software constitutes an infringement of any United States or foreign patent, copyright, trademark, trade secret or other intellectual property rights. Seller agrees to defend Buyer, at Seller's expense, against any such claims and to pay all settlement payments, costs and legal expenses, including reasonable attorneys' fees, and any damages awarded in any final judgment arising from such suit, claim or proceeding; provided, however, that Buyer shall promptly advise Seller of any such suit, claim, or proceeding and shall reasonably cooperate with Seller in the defense or settlement of such suit, claim or proceeding; provided further that Seller shall have sole control thereof; and provided further that in those circumstances where Seller's control of the defense may materially affect Buyer's network and operations, Seller agrees to consult with Buyer in good faith to obtain Buyer's input into appropriate defense methods. The obligation of Seller hereunder with respect to any infringement claim shall not apply to infringement claims based on:

            (a) use of Product by Buyer in a manner, including combinations with other products not provided by Seller, not contemplated nor suggested by this Agreement or by Seller's product documentation existing as of the Effective Date of this Agreement;

            (b) use of Product by Buyer in any other combination with other products not provided by Seller, unless Seller would otherwise normally be liable for such a combination as a direct (or on the basis of contribution or inducement) infringement, or unless the products not provided by Seller are those products normally used in connection with providing communication services over Buyer's network, and provided that but for the existence of such combination by Buyer, there would be no infringement claim;

            (c) use of Product in a Territory other than that for which it has been specified in Exhibit 4 to this Agreement;

            (d)     modifications made by Buyer without Seller's consent;

            (e)     Buyer's use of Equipment supplied by Third Parties;

            (f) Seller's use of specifications or designs (except specifications or designs which are or become industry standards or are used by Seller in a Product that is supplied to other customers) which are supplied by Buyer to Seller for use in Seller Products to he purchased under this Agreement provided that but for such use by Seller there would be no infringement claim and further provided that the Seller team providing the custom

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                    development and the Seller employees assigned to the Buyer account team shall use all commercially reasonable best efforts, without violating any Third Party confidentiality obligations, to determine whether the requested specification or design would violate any Third Party patent, copyright, trademark, or other intellectual property right and provide notice to Buyer of such knowledge as soon as reasonably possible; and

           (g) The foregoing exclusions shall not apply to use of Products, Equipment or Software in Buyer's data communications network if Buyer and Seller have discussed the use and implementation of Seller's Product with other products not provided by Seller and Buyer has purchased Products for use in its network in a manner consistent with such discussions.

  9.02 Injunction - In the event that an injunction is obtained against Buyer's use of Equipment or Software arising from such patent or copyright suit, claim or proceeding, in whole or in part, Seller shall, at its option, either:

           (a) procure for Buyer, at Seller's sole cost and expense, the right to continue using the portion of the system enjoined from use; or

           (b) replace or modify, at Seller's sole cost and expense, the same so that Buyer's use is not subject to any such injunction.

  If, after using commercially reasonable best efforts, Seller is not able to achieve any of the above remedies, Seller shall refund the purchase price of Product and pay for the de-installation of Seller's Product. Thereupon, neither Party shall have any further liabilities or obligations under this Agreement.

  9.03 Limitation of Liability- THE FOREGOING STATES THE ENTIRE LIABILITY OF SELLER FOR PATENT OR COPYRIGHT INFRINGEMENT BY THE EQUIPMENT OR SOFTWARE. THE REMEDIES CONTAINED HEREIN ARE BUYER'S SOLE REMEDY FOR ANY CLAIM OF INFRINGEMENT OF THIRD PARTY PATENT, COPYRIGHT, TRADEMARK, TRADE SECRET OR OTHER INTELLECTUAL PROPERTY RIGHTS.

  9.04 The terms of this Article shall survive any expiration or termination of this Agreement.

 ARTICLE 10. CONFIDENTIALITY

 10.01 Confidentiality - All terms and conditions of that certain Mutual Confidentiality and Non-Disclosure Agreement dated as of January 20, 1998 (the "Confidentiality Agreement") executed between Buyer and Seller are hereby incorporated herein by this reference and shall survive any expiration or termination of the Confidentiality Agreement.

 10.02 Release of Information - Neither Party shall, without the express written consent of the other Party, publicly announce the existence or terms of this Agreement or advertise or release any publicity or press release regarding this Agreement except such disclosures that may be required to comply with securities laws, court order or similar order of an administrative or regulatory agency provided each Party shall use reasonable BEST efforts to seek confidential treatment or other protective orders which are available to limit such disclosures and provide the other Party with advanced notice of such disclosures. Notwithstanding the foregoing, either Party shall be entitled to disclose this Agreement and its specific terms and conditions to its financing sources, including prospective financing sources and to its auditors, attorneys and other agents in the normal course of its business; provided that such financing sources, auditors, attorneys and other agents keep such information confidential.

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  ARTICLE 11. LIMITATION OF LIABILITY

  11.01 General - THE TOTAL LIABILITY OF SELLER FOR ALL CLAIMS OF ANY KIND FOR ANY LOSS OR DAMAGE, WHETHER IN AGREEMENT, WARRANTY, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE, OR CLAIMS FOR INDEMNIFICATION ARISING OUT OF, CONNECTED WITH, OR RESULTING FROM THE PERFORMANCE OR NON-PERFORMANCE OF THIS AGREEMENT EXCEPT FOR ARTICLE 9, ARTICLE 10, [*] SELLER'S OBLIGATION TO INDEMNIFY BUYER FOR INFRINGEMENT CLAIMS SHALL IN NO CASE EXCEED THE TOTAL PRICE OF ALL PURCHASE ORDERS ACCEPTED UNDER THIS AGREEMENT. NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE FOR LOST PROFITS OR LOSS OF DATA OR FOR ANY INCIDENTAL, INDIRECT, CONSEQUENTIAL, OR SPEC DAMAGES OF ANY NATURE WHATSOEVER FOR ANY ACTION ARISING UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THOSE RESULTING FROM THE USE OF EQUIPMENT PURCHASED HEREUNDER, OR THE FAILURE OF THE EQUIPMENT TO PERFORM, OR FOR ANY OTHER REASON. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

  11.02 Specific Exclusions - Subject to the terms of this Agreement, Seller shall not be responsible for any failures or inadequacies of performance resulting from products not supplied by Seller. Seller shall not be responsible for interference or disruption of service caused by operation of other radio systems, lightning, motor ignition or other similar interference. In the event Buyer utilizes facilities or services supplied by others such as common carrier circuits, antennas or towers, Buyer shall have the total responsibility for the availability or adequacy of such services or facilities. Seller shall have no liability as a result of non-performance, failures or poor performance of the Product caused by, resulting from or attributable to Buyer provided designs, specifications or Product configuration requirements that have not been discussed with and approved by Seller or failures caused by improper installation by Buyer.

  11.03 The terms of this Article shall survive any expiration or termination of this Agreement.

  ARTICLE 12. MISCELLANEOUS

  12.01 Applicable Law - The validity, construction, and performance of this Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without giving effect to the principles of conflict of laws thereof except to the extent that any mandatory provisions of local laws in any country take precedence over the provisions of this Agreement and New York State law. Jurisdiction will reside in the federal courts located in Orange County, FL, USA, King County, WA, USA. In the event of a dispute between the Parties relating to this Agreement, the Parties shall make good faith efforts to resolve such dispute through direct negotiations; provided, that this provision shall in no way limit the rights of the Parties at any time to pursue resolution through arbitration, judicial proceedings or any other means of dispute resolution. Nothing in this subparagraph precludes the Parties from agreeing to submit the dispute for resolution by arbitration under conditions and procedures to which they agree in advance.

[*] Confidential Treatment Requested

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





  12-02 Assignment - Other than as explicitly stated in this Agreement, neither Party may assign or transfer this Agreement, or any of its rights hereunder, without the prior written consent of the other Party, which consent shall not be unreasonably withheld. Buyers consent shall not be required for any assignment or transfer by Seller to any Third Party for all or a part of Seller's right to receive any monies ("Receivables") which may become due to Seller pursuant to this Agreement. Consent shall also not be required for the following transactions if the transactions do not involve a direct competitor of the non-assigning Party: (a) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, (b) the sale of all or substantially all of the assets of the Buyer or the Seller, or (c) the acquisition of all or substantially all the outstanding equity of the Buyer or the Seller.

           Any assignment or transfer in violation of this Agreement shall be void. Seller reserves the right to refuse to honor any assignment or sublicense which, in the opinion of its legal counsel, would require it to violate any United States export restriction, other law, or regulation.

  12.03    Consents - Each Party hereto represents and warrants that:

           (a) it has obtained all necessary approvals, consents, and authorizations of Third Parties and governmental authorities to enter into this Agreement and to perform and carry out its obligations hereunder;

           (b) the persons executing this Agreement on its behalf have express authority to do so, and, in so doing, to bind the Party thereto;

           (c) the execution, delivery, and performance of this Agreement has been duly authorized by all necessary partnership or corporate action and this Agreement is a valid and binding obligation of such Party, enforceable in accordance with its terms;

           (d) On the Effective Date, Buyer has the necessary FCC authorizations to use the relevant radio spectrum; and

           (e) In the case of Seller, that Seller has obtained all necessary government approvals for manufacture and sale of Equipment.

  12.04 Counterparts and Facsimile Signatures - This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. Facsimile signatures shall have the same effect as original signatures, but any Party transmitting a signature by facsimile shall promptly follow up with a copy of the same document bearing the original signature of that Party.

  12.05 Entire Agreement - This Agreement, including the Exhibits which are attached hereto and incorporated herein, comprises all the terms, conditions, and agreements of the Parties hereto with respect to the subject matter hereof and supersedes all previous negotiations, proposals, commitments, writings, publications, and understandings of any nature whatsoever. No agent, employee, or representative of Seller or Buyer has any authority to bind Seller or Buyer, respectively, to any affirmation, representation, or warranty, except as stated in this Agreement and unless such affirmation, representation, or warranty is specifically included within this Agreement it shall not be enforceable by Buyer or Seller, as applicable, or any assignee or sub-licensee of Buyer or Seller, as applicable. Buyer and Seller each hereby acknowledge and agree that Buyer and Seller, respectively, has not relied on any representations or warranties other than those expressly set forth in this Agreement.

--------------------------------------------------------------------------------
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


  12.06 Export - Buyer shall not export any Product or technical data received from Seller pursuant to this Agreement, or release any such Product or technical data with the knowledge or intent that such Product or technical data will be exported or transmitted to any country or to foreign nationals of any country, except in accordance with applicable laws or regulations concerning the exporting of such items arising in the U.S. or other such jurisdiction affecting the Product. Buyer shall obtain all authorizations from the appropriate government in accordance with applicable law prior to exporting or transmitting any such Products or technical data as specified above. Seller will provide such assistance as Buyer reasonably requests to obtain such authorizations. Buyer acknowledges that the transfer of Products or components thereof outside of Canada or the United States may be subject to the specific approval of the applicable Product suppliers and other suppliers. All such approvals, if applicable, shall be conditions precedent to any of the obligations of Seller hereunder respecting such Product or components thereof.

  12.07 Factoring - Seller may, upon notice to Buyer and subject to Buyer's consent which may not be unreasonably withheld, sell receivables to a Third Party or Affiliate.

  12.08 Force Majeure - If the performance by a Party of any of its obligations under this Agreement shall be prevented, restricted, or interfered with by reason of any circumstances beyond the reasonable control of that Party, including without limitation, fire, explosion, embargoes, government ordinances or requirements, civil or military authorities, acts of God or of the public enemy, war, revolution, civil commotion, acts or omissions of carriers, loss of sources of energy, power failure, breakdown of machinery, or labor difficulties of third parties, including without limitation, strikes, slowdowns, picketing, or boycotts, or other causes beyond the reasonable control of the Party whose performance is affected, then the Parry affected, upon giving prompt notice to the other Party, shall be excused from such performance on a day-for-day basis to the extent of such prevention, restriction, or interference (and the other Party shall likewise be excused from performance of its obligations on a day-for-day basis to the extent such Party's obligations relate to the performance so prevented, restricted or interfered with), provided that the Party so affected shall use reasonable efforts to avoid or remove such causes of non-performance and both parties shall proceed to perform their obligations with dispatch whenever such causes are removed or cease. With respect to labor difficulties as specified above, a Party shall not be obligated to accede to any demands being made by employees or other personnel.

  12.09 Headings - All headings used herein are for index and reference purposes only, and shall not be given any substantive effect. This Agreement has been created jointly by the Parties and no rule of construction requiring interpretation against the drafter of this Agreement shall apply in its interpretation.

  12.10 Litigation Expense - The Party prevailing in arbitration, at trial, or on appeal shall be entitled, in addition to such other relief as may be granted, to a sum the court or arbitration may fix as reasonable attorneys' fees, plus any associated costs.

  12.11 Modification of Agreement - No addition to or modification of this Agreement shall be effective or binding on either of the Parties hereto unless reduced to writing and executed by the respective duly authorized representatives of each of the Parties hereto.

  12.12 Non-Waiver - The failure by either Party hereto at any time to require performance by the other Party or to claim a breach of any provision of this Agreement shall not be construed as affecting any subsequent breach or the right to require the performance with respect thereto or to claim a breach with respect thereto.

--------------------------------------------------------------------------------
  Triton Network Systems, Inc.           Confidential                      21
  Supply Agreement No. ____________      December 21, 1999                 G2.0

12.13 NOTICE - All notices required or permitted to be given hereunder shall be in writing and shall be delivered to the address listed on the signature page of this Agreement by (i) certified mail, return receipt requested, (ii) nationally recognized overnight courier, (iii) telecopy or (iv) by hand. Any notice given pursuant to this Section shall be effective five (5) days after the day it is mailed or upon receipt as evidenced by the Postal Service return receipt card, or courier or hand delivery written confirmation, or in the case of a telecopy, the appropriate answerback, whichever is earlier. Either Party hereto may change its address by a notice given to the other Party hereto in the manner set forth above. All Purchase Orders and invoices to be delivered pursuant to this Agreement shall be delivered via a delivery provider that provides proof of delivery, such as certified mail, overnight mail, or private courier company.

12.14 REGISTRATION - Product furnished under this Agreement for installation within the United States shall, at the time of installation, comply to the extent applicable, with the requirements of the Federal Communications Commission's Rules and Regulations including, without limitation, all labeling and customer instruction requirements. Product furnished under this Agreement for installation outside the United States shall comply with local governmental regulations, as applicable.

12.15 RELATIONSHIP OF THE PARTIES - The provisions of this Agreement shall not be construed to establish any form of partnership, agency, or other joint venture of any kind between Seller and Buyer, nor to constitute either Party as the agent, employee, or legal representative of the other. All persons provided by either Party to accomplish the intent of this Agreement shall be considered solely as the providing Party's employees or agents and the furnishing Party shall be solely responsible for compliance with all laws, rules, and regulations involving, but not limited to, employment of labor, hours of labor, working conditions, workers' compensation, payment of wages, and withholding and payment of applicable taxes, including, but not limited to income taxes, unemployment taxes, and social security taxes.

12.16 SEVERABILITY - If any of the provisions of this Agreement shall be declared or determined to be invalid or unenforceable under applicable law and a Party deems such provisions to be material, that Party may terminate this Agreement upon written notice to the other Party. Otherwise such invalidity in whole or in part, of any term, covenant, condition or provision of this Agreement shall not affect the validity of the remainder of such term, covenant, condition or provision or the Agreement or render this Agreement unenforceable, but this Agreement shall be construed as if not containing the particular invalid or unenforceable provision and the rights and obligations of the Parties shall be construed and enforced accordingly.

12.17 THIRD PARTY BENEFICIARIES DISALLOWED - All covenants and agreements of the Parties hereto are solely and exclusively for the benefit of the Parties to this Agreement and no other person or entity shall have standing to require performance of any such covenants and agreements, and no person or entity shall, under any circumstances, be deemed to be a beneficiary of such obligations.

12.18 INSPECTION - During the Term of this Agreement, Buyer has the right to inspect the Seller's factory as often as Buyer deems necessary to ensure quality assurance; provided that Buyer gives Seller reasonable written notice of such inspection; and provided further that such inspections do not unreasonably adversely affect the Seller's day-to-day activities at the factory.

12.19 CUSTOMER FEATURE REQUESTS - Seller shall use its commercially reasonable efforts to complete and deliver to Buyer the agreed upon Customer Feature Requests set forth in the "IFU Software & IFU Management Software Plan" and the "IFU Hardware Plan" attached as Exhibit 8 hereto in accordance with such plans.

SIGNATURES

IN WITNESS WHEREOF, the Parties hereto have executed this "Agreement" as of the "Effective Date" shown above, by their representative(s) being duly authorized and having signed accordingly.

TRITON NETWORK SYSTEMS INC.                       ADVANCED RADIO TELECOM CORP.


Signed:  /s/ H.W. Speaks, Jr.                     Signed:  /s/ Robert S. McCambridge
       -------------------------------                   -------------------------------

Name:    H.W. Speaks, Jr.                         Name:    Robert S. McCambridge
       -------------------------------                   -------------------------------


Title:   President                                Title:   President
       -------------------------------                   -------------------------------


Date:    12-22-99                                 Date:    12-22-99
       -------------------------------                   -------------------------------


Address for Notice:

Triton:                                           ART:

Triton Network Systems Inc.                       Advanced Radio Telecom Corp.
8529 SouthPark Circle                             500 - 108th Avenue NE, Suite 2600
Orlando, FL 32819                                 Bellevue, Washington 98004
Attention: CFO                                    Attention: President
Telecopier No.: 407.903.2233                      Telecopier No.: 425.990.1642

With a copy to:

Holland & Knight LLP                              Advanced Radio Telecom Corp.
220 So. Orange Ave., Suite 2600                   500 - 108th Avenue NE, Suite 2600
Orlando, FL 32801                                 Bellevue, Washington 98004
Attention: Louis Conti                            Attention: General Counsel
Telecopier No.: 407.244.5288                      Telecopier No.: 425.990.1642


                                   Exhibit 1

Exhibit 1.  AFFILIATES


Seller Affiliate A


Seller Affiliate B


Seller Affiliate C


Seller Affiliate D




Buyer Affiliate A


Buyer Affiliate B


Buyer Affiliate C


Buyer Affiliate D

                                   Exhibit 2

Exhibit 2.  PRODUCT AND PRICING


2.01  EQUIPMENT


PRODUCTS:      All current and future 38GHz products offered by Triton


PRICE:

          o    Pricing is per RPS.

          o An Annual Support Fee for each IFU installed in the Buyer's networks will be invoiced as discussed below at Exhibit 2,
               Section 2.03.

          o [*] per RPS for first 1,000. After the first 1,000, ART price per RPS will be no higher than the following:


------------------------------------------------------------------------------------
                    ARTICLE I.      PURCHASE PRICE TABLE FOR RPS
------------------------------------------------------------------------------------
RPS Units          1             1,020          2,041        3,061         4,081
Ordered            to              to             to           to            to
                 1,020           2,040          3,060        4,080         5,200
====================================================================================
Hardware
Discount %         [*]             [*]            [*]          [*]           [*]
From List
------------------------------------------------------------------------------------
Unit Price         [*]             [*]            [*]          [*]           [*]
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                    ARTICLE II.      PURCHASE PRICE TABLE FOR RPS
------------------------------------------------------------------------------------
RPS Units        5,201           6,321          7,440       Greater
Ordered            to              to             to         than
                 6,320           7,440          8,560        8,560
====================================================================================
Hardware
Discount %         [*]             [*]            [*]          [*]
From List
------------------------------------------------------------------------------------
Unit Price         [*]             [*]            [*]          [*]
------------------------------------------------------------------------------------


[*] Confidential Treatment Requested

     o    [*]



















[*] Confidential Treatment Requested

2.02  DOCUMENTATION

All Documentation shall be available electronically at no charge to Buyer.

2.03      ANNUAL SUPPORT FEE FOR SOFTWARE AND TECHNICAL ASSISTANCE CENTER


Annual Support Fee

     o On or before January 31, 2000, Buyer shall notify Seller of the total number of IFUs Buyer has installed in its network as of December 31, 1999. Seller shall invoice Buyer an Annual Support Fee equal to [*] for each IFU installed by Buyer as of December 31, 1999 to cover the Annual Support Fee for calendar year 2000.

     o On or before January 31, 2001, Buyer shall notify Seller of the total number of IFUs Buyer has installed in its network as of December 31, 2000. Seller shall invoice Buyer an Annual Support Fee equal to [*] for each IFU installed by Buyer as of December 31, 2000, including those installed in prior years, to cover the Annual Support Fee for calendar year 2001.

     o On or before January 31, 2002, Buyer shall notify Seller of the total number of IFUs Buyer has installed in its network as of December 31, 2001. Seller shall invoice Buyer an Annual Support Fee equal to [*] for each IFU installed by Buyer as of December 31, 2001, including those installed in prior years, to cover the Annual Support Fee for calendar year 2002.

     o On or before January 31 of each year following 2002, Buyer shall notify Seller of the total number of IFUs Buyer has installed in its network as of December 31 of the immediately preceding year. Seller shall invoice Buyer an Annual Support Fee equal to [*] for each IFU installed by Buyer as of December 31 of such immediately preceding year, including those installed in all prior years, to cover the Annual Support Fee for such year.

     o If the Annual Support Fee is not paid, Seller will not be required to provide any new Software Releases to Buyer until such time as Buyer pays the overdue Annual Support Fee.

[*] Confidential Treatment Requested

2.04      EQUIPMENT WARRANTY -- TRITON SUPPLIED EQUIPMENT

     (a)  STANDARD WARRANTY

          o    The Warranties relating to Products can be found in Article 8.

     (b)  EXTENDED IFU WARRANTY

          o The Seller offers the following optional Extended IFU Warranty terms:

               o Additional 12 month warranty [*] of the Purchase Order IFU net sales price.

          o Extended IFU Warranty must be purchased with this Equipment purchased in this Agreement and is incremental to the twelve months in the Standard IFU Warranty.

          o The return and replacement terms and conditions of the Standard IFU Warranty apply to the Extended IFU Warranty.

          o Extended IFU warranty relates to Equipment only. Technical support for Software is covered separately.

[*] Confidential Treatment Requested

2.05      TECHNICAL ASSISTANCE CENTER (TAC) SERVICE LEVEL AGREEMENT

TAC Services are available for all Products. Without limiting Seller's obligations as otherwise set forth herein, Seller shall provide TAC Services during the Term in support of the then-current Software Release and at least the two (2) immediately preceding Major Software Releases.

     (c)  BRONZE LEVEL TAC SERVICES

          o    Part of net Equipment price as per this Agreement.

          o Regular business hour support (08:00 to 17:00 Eastern Time; Mondays through Fridays excluding Seller's observed holiday schedule).

          o Non-business hour paging services with maximum three (3) hour response time.

          o E-mail communication available for information inquiries with maximum three (3) business day response.

          o Per hour service charge of telephone and administrative time to manage Triton and Third Party out of warranty Equipment: [*].

     (d)  SILVER LEVEL TAC SERVICES

          o    Additional charge based on quantity of RPSs purchased.

          o    Dedicated TAC telephone line.

          o Dedicated TAC personnel during regular Business Hour support (08:00 to 17:00 Eastern Time; Mondays through Fridays excluding Seller's observed Holiday schedule).

          o Non-business hour paging services with maximum one (1) hour response time.

          o E-mail communication available for information inquiries with maximum one (1) business day response.

          o Per hour service charge of telephone and administrative time to manage RPS and Third Party out of warranty Equipment: [*].


     (e)  GOLD LEVEL TAC SERVICES

          o    Additional charge based on quality of RPSs purchased.

          o    Dedicated TAC telephone line.

          o Dedicated TAC personnel available twenty-four (24) hours per day, seven (7) days per week with immediate response time.

          o Single point of contact for all network related issues including Third-Party Equipment and Software.

          o E-mail communication available for information inquiries with maximum half (0.5) business day response.

          o Per hour service charge of telephone and administrative time to manage RPS

[*] Confidential Treatment Requested
and Third Party out of warranty Equipment: [*].




























[*] Confidential Treatment Requested

2.06      CUSTOMER TRAINING

     (a)  AVAILABLE TRAINING COURSES

      o   Local IFU Installation

          o    Physical installation

          o    Alignment

          o    Configuration

          o    Integration

      o   Remote IFU OAM&P - Administration, Management and Protocol

          o    Integrate IFUs into new and existing networks

          o    Configure all components and aspects of the IFU

          o Perform all typical diagnostics and problem isolation to properly identify failed or degraded operation

          o    Retrieve all remote administration data

          o    Apply security measures to ensure network integrity

      o   IFU Network Engineering

     (b)  CERTIFICATION

      o   Installation and Maintenance

          o Training is provided at a level to certify the customer in the Installation and Maintenance of the Triton product.

          o Certification verification for each Student is supplied by Seller.

          o Customer will be able to perform all the necessary functions to install, locally align and configure, and integrate the IFU in an effective manner.

          o Customer will be able to remotely integrate, diagnose typical failures and degradations, and manage and administer the IFUs in an effective, consistent manner.

     (c)  PRICE

          o Two Network Management, two Installations and one Engineering classes are to be provided at no charge with commitment to an initial order.

          o Additional class prices are based on a course basis at individual student or group rates, excluding travel and facilities costs.

          o Prices are to be negotiated based on course program supplied by Seller.

          o    Price includes all course material and Equipment.

          o    Minimum number of two (2) students per class.

          o    Maximum number of ten (10) students per class.

          o    Customer Premise Training

               o Travel Expense for two (2) Seller Trainers including lodging, meals, rental care, and airfare.

               o    Shipment of any training material and Equipment.

               o Two (2) fully installed and operational IFUs to be used for training purposes.

          o    The payment terms in net 30 days upon issuance of the invoice.

                                   Exhibit 3

EXHIBIT 3.  RETURN MATERIALS AUTHORIZATION

[LOGO]
TRITON(TM)
Network Systems, Inc.


Customer Return Material Authorization Procedures

The following document should be referenced when returning Triton Network Systems product.

BEFORE OBTAINING AN RMA (CUSTOMER RESPONSIBILITY)

The customer should attempt troubleshooting procedures as provided within existing Triton Network Systems documentation and work with the Triton Network Systems Technical Assistance Center (TAC) to resolve any problems. If reasonable attempts at troubleshooting do not bring resolution, then the item should be replaced and a Return Material Authorization (RMA) should be generated.

OBTAINING AN RMA

The customer should call the TAC at 877-687-4866 or +1-407-903-0997 or contact the TAC via fax or e-mail to obtain an RMA number. The minimum information required (or confirmed from previous troubleshooting) for generation of an RMA by the TAC is:

     o    Customer Company
     o    Contact Name
     o    Contact Phone, FAX
     o    Site Address of Product
     o    Shipping Address for Repaired Product
     o    Part Number of Product if printed on unit
     o    Model Number of Product if printed on unit
     o    Serial Number of Product
     o    Description of Problem

PACKAGING AND RETURN PROCEDURES

The TAC will provide an RMA number to the customer who will indicate the RMA and serial number on the return label. The IFU must be returned in packaging that provides a level of protection equal to the original type packaging. If original type packaging is not available, Triton Network Systems will upon request from Customer provide packaging.

All Equipment to be repaired or replaced, whether in or out of warranty, shall be packed by Customer in accordance with Triton Network Systems's reasonable instructions and shall follow Triton Network Systems's Repair and Return policy and procedures. Customer shall bear risk of loss and shall pay for all transportation charges for Equipment returned to Triton Network Systems and Triton Network Systems shall bear such risk and pay for transportation charges for repaired or replacement Equipment shipped to Customer. Triton Network Systems shall use reasonable efforts to ship repaired or replacement Equipment within thirty (30) days of receipt of the defective Equipment for routine warranty repair or replacement. Triton Network Systems shall return the repaired or replaced Equipment to the Customer the same transport method in which the Customer sent the Equipment to the Triton Network Systems.

WHERE TO SEND RMA PRODUCT

RMA product should be sent to the following address:

          Triton Network Systems
          8337 SouthPark Circle
          Attn.: Kevin Haney, Depot Manager
          Orlando, FL 32819
          407.903.2254

REPAIR TIME

IFUs will be repaired in 30 days or less on a "same for same" basis, identical serial number IFUs will be returned. If the Equipment that is returned to Triton Network Systems is determined by Triton Network Systems to be beyond repair or is outside the warranty period, Triton Network Systems shall notify Customer and if Customer decides to purchase Equipment to replace the defective IFU, Customer shall issue a Purchase Order and Triton Network Systems shall sell Customer replacement Equipment at the lesser of the most recent Agreement price between the Parties for such Equipment, or the then current price for such Equipment.

IMPROPERLY RETURNED PRODUCT

If product is sent to Triton Network Systems without a valid RMA number, it will be returned to the customer at their expense without repairs being performed.

                                   Exhibit 4

Exhibit 4.     TERRITORIES


United States.

Canada.

                                   Exhibit 5

Exhibit 5.     YEAR 2000 (Y2K) COMPLIANCE

Seller warrants, with respect to Products, that Seller has undertaken all commercially practicable efforts to ensure, to the extent within its reasonable control, that when such Products are properly used in accordance with the applicable Product Specifications, then both before and after 01 January 2000 such Products will accurately receive, provide, and process date and date dependent data (including calculating, comparing, and sequencing) from, into, and between the twentieth (20th) and the twenty-first (21st) centuries through to the year 2036, including the years 1999 and 2000, and leap year calculations. Seller further warrants that during the Product warranty period, as specified in this Agreement, Product shall function without any material, service affecting, non-conformance to the applicable Product Specifications as a consequence of date and date dependent data, to the extent that other software used in combination with Seller's Products sold or licensed hereunder is also Year 2000 Compliant and properly exchanges date and date dependent data with Seller's Products. If Product fails to so function as set forth herein, (i) Buyer may cancel its Initial Purchase Commitment and shall have no obligations to pay any Initial Purchase Cancellation Fee or otherwise, and (ii) such failure shall be deemed to be a breach by Seller of the warranties set forth in
Article 8 of this Agreement and Buyer shall be entitled to the remedies set forth in Article 8 of this Agreement. Any modification to Products not performed by Seller, other than with respect to Modifiable Software, shall void this warranty only to the extent such modification causes the Product to fail to function as set forth in this Exhibit 5.

                                   Exhibit 6

Exhibit 6.     PRODUCT SPECIFICATIONS

                                 [TRITON LOGO]


                           TNS-38 100 Mbps Invisible
                          Fiber(TM) Internet: Product
                                 Specification




                    Document Number:    SY-SPE-23-fe
                    Version & Revision: 1.0.27.3
                    Release Status:     DRAFT
                    Security Level:     TNS and Customer Under Non-Disclosure
                    Audience:           TNS and Customer Under Non-Disclosure
                    Authors:            Engineering, Product Management
                    Date:               21-December-1999
                    Distribution:       TNS and Customer Under Non-Disclosure



---------------------------------------  ---------------------------------------
PRODUCT MANAGEMENT: Dave Harlow          MARKETING: Doug Campbell

---------------------------------------  ---------------------------------------
ENGINEERING: Mike Clark                  SALES: Doug Campbell

---------------------------------------  ---------------------------------------
SYSTEMS: Peter Chow                      OPERATIONS: Al Samball

---------------------------------------  ---------------------------------------
HARDWARE: Roger Babb                     FINANCE: Ken Vine

---------------------------------------  ---------------------------------------
SOFTWARE: Chris Matthies                 MANUFACTURING: Bob Daly

---------------------------------------  ---------------------------------------
TEST AND INTEGRATION: Al Morone          QUALITY: Dave Verrelli


---------------------------------------  ---------------------------------------


---------------------------------------  ---------------------------------------

TNS-38 100 Mbps Invisible Fiber(TM) Internet: Product Specification            21-Dec-1999
Security Level:     TNS and ART Under Non-Disclosure      Document Number:     SY-SPE-23-fe
Audience:           TNS and ART Under Non-Disclosure      Revision:            1.0.27.3
Authors:            Engineering, Product Management       Release Status:      Approved


                               Change History

Date            Updated by          Change Description                              Revision
31-AUG-99       Engineering,        Initial document draft                             1.0.22
                Product
                Management

10-NOV-99       Engineering,        Updated based on Release 1.                        1.0.27
                Product
                Management

07-DEC-99       Engineering,        Updated.                                         1.0.27.1
                Product
                Management

16-DEC-99       Product             Updated 2.2.17.1, 2.2.27, and 6.1.4.1            1.0.27.2
                Management

21-DEC-99       Product             Updated 2.3.1.2, 2.3.1.5.2, and 4.3.1.2.1        1.0.27.3
                Management

TNS-38 100 Mbps Invisible Fiber(TM) Internet: Product Specification            21-Dec-1999
Security Level:     TNS and ART Under Non-Disclosure      Document Number:     SY-SPE-23-fe
Audience:           TNS and ART Under Non-Disclosure      Revision:            1.0.27.3
Authors:            Engineering, Product Management       Release Status:      Approved



                              TABLE OF CONTENTS

1.  Introduction .............................................................. 4

    1.1  Purpose .............................................................. 4

    1.2  Scope ................................................................ 4

    1.3  References ........................................................... 4

2.  System Requirements ....................................................... 5

TNS-38 100 Mbps Invisible Fiber(TM) Internet: Product Specification            21-Dec-1999
Security Level:     TNS and ART Under Non-Disclosure      Document Number:     SY-SPE-23-fe
Audience:           TNS and ART Under Non-Disclosure      Revision:            1.0.27.3
Authors:            Engineering, Product Management       Release Status:      Approved


1    INTRODUCTION

1.1   PURPOSE

This document contains Triton Network Systems, Inc. TNS-38 100 Mbps Internet IFU Product Specification.

1.2   SCOPE

This document is a complete customer Product Specification for the TNS-38 100 Mbps Internet IFU product.

1.3   REFERENCES

None

TNS-38 100 Mbps Invisible Fiber(TM) Internet: Product Specification            21-Dec-1999
Security Level:     TNS and ART Under Non-Disclosure      Document Number:     SY-SPE-23-fe
Audience:           TNS and ART Under Non-Disclosure      Revision:            1.0.27.3
Authors:            Engineering, Product Management       Release Status:      Approved

2 SYSTEM REQUIREMENTS

Req. No.          Specification                                Description
2. IFU System Performance, Environmental, and Regulatory

2.1               Network Topology                             IFUs can be deployed in Linear (backhaul) networks and
                                                               Consecutive Point Ring networks

2.2               Performance

2.2.1              Data Rate

2.2.1.1             FE                                         100 Mbps full duplex

2.2.2              OAM&P communication channel                 A separate 3 Mbps radio overhead channel

2.2.3             Frequency

2.2.3.1            Frequency (Band A)                          38.6 to  39.3 GHz (700 MHz)

2.2.3.2            Frequency (Band B)                          39.3 to  40.0 GHz (700 MHz)

2.2.4             Tx Polarization                              The IFU that transmits in the A Band (38.6 to 39.3 GHz) will be transmitting on the HORIZONTAL plane. The IFU that
                                                               transmits in the B Band (39.3 to 40.0 GHz) will be
                                                               transmitting on the VERTICAL plane.

2.2.5             Short-Term Tx Frequency Accuracy             +/-1 ppm first year

2.2.6             Long-term Tx Frequency Stability             +/-5 ppm over 15 years (in compliance with FCC Part
                                                               101.107)

2.2.7             Full Duplex Channels                         14 (programmable)

2.2.8             Tx/Rx Offset                                 700 MHz

2.2.9             Tuning Range                                 Channels 1-7, 8-14

2.2.10            Channel Bandwidth                            50 MHz (in compliance with FCC Part 101, 109)

2.2.11            Modulation

2.2.11.1           FE                                          8 PSK

2.2.12            BER (faded)                                  10(-12) or better

2.2.13            Maximum BER                                  Radio Link remains in operation up to a BER of 10(-12)

2.2.14            System Availability                          System Availability of 99.9999% for a ring configuration

2.2.15            Antenna gain                                 [*] dBi nominal, [*] dBi minimum

2.2.16            Receiver sensitivity @ BER of 10(-12)

2.2.16.1           FE                                          [*] dBm typical, [*] dBm minimum

2.2.17            Transmit Power

2.2.17.1           FE                                          [*] dBm to [*] dBm typical, [*] dBm to [*] dBm minimum

2.2.18            System Gain

2.2.18.1           FE                                          [*] dB typical

[*] Confidential Treatment Requested

TNS-38 100 Mbps Invisible Fiber(TM) Internet: Product Specification            21-Dec-1999
Security Level:     TNS and ART Under Non-Disclosure      Document Number:     SY-SPE-23-fe
Audience:           TNS and ART Under Non-Disclosure      Revision:            1.0.27.3
Authors:            Engineering, Product Management       Release Status:      Approved

REQ. NO.       SPECIFICATION                                DESCRIPTION
2. IFU SYSTEM PERFORMANCE, ENVIRONMENTAL, AND REGULATORY (CONTINUED)

2.2.19         RF Link System Gain (including Tx/Rx
               Antennas)

2.2.19.1         FE                                         >= 177 dB typical

2.2.20         Tx Dynamic Range                             Up to 50 dB

2.2.21         Receiver Overload                            [*] dBm

2.2.22         Noise Figure                                 [*] dB typical, [*] dB maximum

2.2.23         Forward Error Correction                     Reed Solomon and Trellis Code Modulation (concatenated)

2.2.24         Adaptive Tx Power Control (AdTPC)            Closed loop AdTPC up to 50 dB in typically 0.5 dB steps, and always less than [*] step increments. With rate of change of up to
                                                            [*].

2.2.25         Radio link recovery time after propagation   Less than [*] ms
               interruption

2.2.26         Co-channel single entry C/I (causing 1 dB    (C/I = Carrier to Interference Ratio) 20 dB below carrier typical
               degradation)                                 and [*] dB maximum for 10e-12 BER performance.

2.2.27         Adjacent single entry C/I (causing 1 dB      (C/I = Carrier to Interference Ratio) -15 dB typical and [*] dB
               degradation)                                 maximum for 10e-12 BER performance.

2.2.28         MTBF (Mean Time Between Failure)             Meets or exceeds [*] hours as defined by Telcordia TR-332, Issue 5.
                                                            The MTBF would apply to any component that could interfere with the radio link and/or SNMP processing or communication.

2.2.29         MTTR (Mean Time To Replace)                  MTTR is the time interval to replace a failed IFU assuming the IFU has been configured. MTTR <= 15 minutes.

2.2.30         Link Latency

2.2.30.1         FE                                         < [*], across an IFU link. The delay does not contemplate the latency due to additional network elements.

2.3            Environmental

2.3.1            Operating Conditions

2.3.1.1             Temperature (ambient)                   -27 (degrees)F to +131 (degrees)F (-33 (degrees)C to +55 (degrees)C)

2.3.1.2             Humidity                                Up to 100% condensing (not submerged)

2.3.1.3             Altitude                                -450 ft to 16,000 ft (-135 m to 4,650 m)

2.3.1.4             Wind Loading

2.3.1.4.1             Operational                           Designed to operate up to 90 mph (145 kph)

2.3.1.4.2             Survival                              Designed to survive up to 125 mph (200 kph)

2.3.1.5             Maximum deflection angle                0.1 degree in 70 mph (110 kph) wind.

2.3.5          Storage

2.3.5.1          Temp                                       -40 (degrees)F to -158 (degrees)F (-40 (degrees)C to +70 (degrees)C)

2.3.5.2          Humidity                                   Up to 95% non-condensing

2.4            Regulatory

2.4.1            FCC/IC                                     Parts 15B, 101/RSS-191

2.4.2            UL/CSA                                     50, 1950 / C22,2 # 94-M91, C22-24


[*] Confidential Treatment Requested

TNS-38 100 Mbps Invisible Fiber(TM) Internet: Product Specification            21-Dec-1999
Security Level:     TNS and ART Under Non-Disclosure      Document Number:     SY-SPE-23-fe
Audience:           TNS and ART Under Non-Disclosure      Revision:            1.0.27.3
Authors:            Engineering, Product Management       Release Status:      Approved

Reg. No.       Specification                                     Description
3. IFU Physical Characteristics

3.1            MECHANICAL

3.1.1            IFU Packaging                                   Integrated Out Door Unit only

3.1.2            Weight (without bracket)                        < [*] lbs.

3.1.3            Dimensions                                      16' H X 16" W X 14.5" D (40cm M x 40cm W x 36cm D)

3.1.4            Mounting                                        Pole (4.5" O.D.) or wall mountable using mounting bracket.

3.1.4.1            Bracket Weight                                < 18 lbs.

3.1.4.2            Radio rotation                                +/- 60" in azimuth

                                                                 (+/- 90" in azimuth with extension option)

                                                                 +/- 30" in elevation

3.1.4.3            Horizontal Alignment Resolution               +/- 0.45" (nominal)

                                                                 +/- 0.8" (90 mph / 145 kph wind)

3.1.4.4            Includes a secured locking mechanism          Yes.

3.1.5            Shock/Vibration                                 Designed to comply with ETS 300 019-1-4, Class 4, 1E.

3.1.6            Appearance                                      Default color is off-white. Customer paintable.

3.1.7            Enclosure                                       NEMA 4X

3.1.8            Flammability                                    Comply with UL 94V0 flammability requirements.

3.1.9            Safety                                          Includes electrical, optical, and RF hazard labels.

3.2            CONNECTORS

3.2.1            Fiber Optic Connector                           8-fiber, sealed screw-on connector.

3.2.1.1            FE                                            The Fiber Optic Connector supports the following signals:
                                                                 two 100BaseFX and two 10BaseFL.

3.2.2            Power Connector                                 4-pin, sealed screw-on connector. Conforms to MIL-C-38999.

                                                                 Two pairs of -48 V DC signals for power and ground to the
                                                                 electronic components of the IFU.

3.2.3            General Purpose Input (GPI) / Test              19-pin, sealed screw-on connector. Conforms to MIL-C-38999.
                 Connector

                                                                 This connector supports the following signals: two GP
                                                                 inputs, and with a test cable the connector supports one
                                                                 10BaseT, one RS-232, and one RSSI.

3.3            CABLING

3.3.1            Fiber Optic Connector Connector

3.3.1.1            FE                                            Cable bundle consists of 4 multi-mode (for OAM&P and
                                                                 Inter-IFU connection) and 4 multi-mode (for payload and
                                                                 add/drop cables) fibers. All fibers use SC connectors.

3.3.2            Power Connector Cable                           Two pairs of -48 VDC signals.

3.3.3            General Purpose Input (GPI) Cable               Cable bundle consists of 2 pair of external alarm input
                                                                 conductors.


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

TNS-38 100 Mbps Invisible Fiber(TM) Internet: Product Specification            21-Dec-1999
Security Level:     TNS and ART Under Non-Disclosure      Document Number:     SY-SPE-23-fe
Audience:           TNS and ART Under Non-Disclosure      Revision:            1.0.27.3
Authors:            Engineering, Product Management       Release Status:      Approved

REG. NO.       SPECIFICATION                                     DESCRIPTION
3. IFU PHYSICAL CHARACTERISTICS (CONTINUED)

3.3.4          Test Cable                                        Cable bundle that consists of the following cables and
                                                                 connectors:

                                                                 Local Ethernet. Using RJ45 male connector.

                                                                 RSSI. Using BNC male connector.

                                                                 RS-232: Using female DB-9 connector.

4. IFU EXTERNAL INTERFACES

4.1            Power Interface

4.1.1          Signals                                           Two pairs of -48 V DC signals for power and ground to the
                                                                 electronic components of the IFU.

4.1.2          Voltage                                           -28 to -56 VDC

4.1.3          Power Consumption                                 [*] Watts at 68 F (20 C) degrees: [*] Watts Maximum

4.1.4          Current Rating                                    [*] Amps

4.2            Air Interface

4.2.1          RF Characteristics                                (Refer to Section 2 above)

4.2.2          Antenna

4.2.2.1        Minimum Gain                                      Compliant with CFR 47, Part 101.115 +38 dBi minimum.

4.2.2.2        Polarization                                      Dual Feed, Dual Linear.

4.2.2.2        Polarization (Continued)                          A unit - Tx horizontal, Rx vertical

                                                                 B unit - Tx vertical, Rx horizontal

4.2.2.3        Radiation Suppression                             Compliant with CFR 47, Part 101.115

4.2.3          Modulation

4.2.3.1        Fast Ethernet

4.2.3.1.1      Modulation                                        8 PSK

4.3            Customer Data Interface

4.3.1          Fast Ethernet Interface

4.3.1.1        Application                                       Designed for interconnecting Ethernet data networks such
                                                                 as Ethernet-based TCP/IP networks or SPX/IPX networks.
                                                                 These signals are used for connecting to the customer's
                                                                 100BaseFX Ethernet equipment at network termination
                                                                 points. They also can be used for interconnecting IFUs in a back-to-back configuration.

4.3.1.2        Physical Interface

4.3.1.2.1      100BaseFX Payload Port                            100BaseFX fiber, 1310 nm multimode

                                                                 100BaseFX Ethernet interface used to receive and transmit
                                                                 user payload data. (ON/OFF build configurable)

4.3.1.2.2      100BaseFX Add/Drop Port                           100BaseFX fiber, 1310 nm multimode

                                                                 100BaseFX Ethernet interface used as an add/drop point to
                                                                 receive and transmit user payload data.


[*] Confidential Treatment Requested

TNS-38 100 Mbps Invisible Fiber(TM) Internet: Product Specification            21-Dec-1999
Security Level:     TNS and ART Under Non-Disclosure      Document Number:     SY-SPE-23-fe
Audience:           TNS and ART Under Non-Disclosure      Revision:            1.0.27.3
Authors:            Engineering, Product Management       Release Status:      Approved


REQ. NO       SPECIFICATION                    DESCRIPTION
4. IFU EXTERNAL INTERFACES (CONTINUED)

4.3.2   Data Rate                               100 Mbps, full duplex

4.3.3   Protocol                                Complies with IEEE 802.3u (Fast Ethernet) and Ethernet v2
                                                standards.

4.4     OAM&P Interface

4.4.1   OAM&P Port                              10BaseFL fiber, 850 nm multimode

                                                10BaseFL optical Ethernet management port is intended to
                                                connect to a remote network management system.

4.4.2   Inter-IFU Port                          10BaseFL fiber, 850 nm multimode

                                                10BaseFL optical Ethernet management port intended to
                                                transport IFU OAM&P traffic between two IFUs connected in
                                                a back-to-back configuration.

4.4.3   Local Management Port                   10BaseT Ethernet port provides an interface to a locally
                                                connected IFU Link Manager workstation.

4.4.4   RSSI Port                               Provides a direct feed of the received RSSI signal from the
                                                IFU's internal modem. The signal consists of a voltage
                                                output which can be measured with a voltmeter to determine the relative strength of the received radio signal (+/- 50mV
                                                /dB)

4.4.5   Transmitter on Indicator                Light visible from outside the enclosure is illuminated when transmitter power is on. Compliant with CFR 47,
                                                Part 101.131

4.4.6   Local RS-232                            The IFU's IP Address and the subnet mask are output on
                                                the RS-232 serial port once per minute.

4.5     GENERAL PURPOSE INPUT INTERFACE

4.5.1   Input signals                           There are two GP input ports. Each port consists of a cable pair supporting two signals, one for power and one for
                                                ground.

4.5.2   Threshold                               If the difference between power and ground decreases to
                                                less than 1 volt, then an alarm condition is raised. If the difference between power and ground increases to greater
                                                than 7 volts, then the alarm condition is cleared.

4.5.3   Application                             Each of the two GP inputs can be connected to customer-
                                                provided external equipment that causes the IFU to report
                                                an alarm when voltage drops below the threshold. For
                                                example, a power failure could trigger this alarm.
5. IFU HARDWARE FEATURES

5.1     CPU                                     MBX 860 card from Motorola

5.1.1   Clock Speed                             [*] MHz

5.1.2   Memory                                  [*] M DRAM, [*] M Flash

5.2     Power Supply

5.2.1   Voltage                                 -28 to -56 VDC


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                                  Page 9 of 9

TNS-38 100 Mbps Invisible Fiber(TM) Internet: Product Specification            21-Dec-1999
Security Level:     TNS and ART Under Non-Disclosure      Document Number:     SY-SPE-23-fe
Audience:           TNS and ART Under Non-Disclosure      Revision:            1.0.27.3
Authors:            Engineering, Product Management       Release Status:      Approved

Req. No.          Specification                                Description
5. IFU Hardware Features (Continued)
5.3               NIC

5.3.1              FE                                          Two 100BaseFX ports

                                                               [*] switch

5.3.2              OAM&P ports                                 [*] 10BaseFL ports and [*] 10BaseT port linked by a HUB

5.4               Antenna

5.4.1              Size                                        13.5" (33 cm) diameter

5.4.2              Gain                                        [*] dBi nominal, [*] dBi minimum

5.4.3              Main-lobe beamwidth                         [*]

5.4.4              Sidelobes                                   FCC Part 101.115 Category A compliant.

5.5               RF Filter

5.5.1              Low A band                                  channel 1-7 in band A

5.5.2              High A band                                 channel 8-14 in band A

5.5.3              Low B band                                  channel 1-7 in band B

5.5.4              High B band                                 channel 8-14 in band B

5.6               Modem

5.6.1              Modulation

5.6.1.1            FE                                         8 PSK

5.7               Transmitter

5.7.1              Output frequency range                      38.6 GHz to 40.0 GHz

5.7.2              Output power                                (Refer to the Section 2.3.17.1 for Tx power)

5.8               Receiver

5.8.1              Input frequency range                       38.6 GHz to 40.0 GHz

5.8.2              Input Receiver Overload                     [*] dBm

5.9               Reference Oscillator

5.9.1              Frequency                                   50 MHz

6. Network Management

6.1               IFU Link Manager                             The IFU Link Manager (IFU-LM) is an IFU link management
                                                               tool developed by TNS. IFU-LM is written in Java(TM) and can be run on a wide variety of platforms. The IFU-LM
                                                               communicates with the IFU locally or remotely over TCP/IP.

                                                               The following section highlights the many features that IFU-
                                                               LM offers.

These features are available to customer who logs in using password for Access Level 1.
Not all features listed are available for user of Access Level 2 and 3 (see section 6.1.3).


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                                 Page 10 of 10

TNS-38 100 Mbps Invisible Fiber(TM) Internet: Product Specification            21-Dec-1999
Security Level:     TNS and ART Under Non-Disclosure      Document Number:     SY-SPE-23-fe
Audience:           TNS and ART Under Non-Disclosure      Revision:            1.0.27.3
Authors:            Engineering, Product Management       Release Status:      Approved


Req. No.    Specification                  Description

6. Network Management (Continued)

6.1.1      Network Tree View              Displays network containment hierarchy in tree structure where branches are clusters of IFU and leaves are IFUs.

                                          IFU Clusters and IFUs are represented by corresponding hard-coded icon graphics.

                                          Allows user to add and delete IFUs (leaves) and clusters (branches) as needed to reflect the network topology.

6.1.2      Network Monitoring Feature     Provides continuous monitoring of the IFUs in a network without logging-in to each IFU.

                                          User can launch multiple Network Monitor windows. Each window monitors multiple IFU links
                                          (partitioned by IP Address filtering).

                                          Each Network Monitor window consists of multiple rows where each row displays the status of the 2 IFUs that form an RF link.

                                          The Information display per IFU consists of: IP Address, alarm status, RSSI, SQM, and reporting statistics (total number of IFUs being monitored, number of IFUs with active alarm, number of IFUs that are Not Reporting).

                                          The operator can program the system to automatically send email to a programmable valid destination to report the status of an IFU when its status changes to Not Reporting or
                                          Alarmed.

6.1.3      Security Management Features   Access to each IFU is restricted to authorized users only. Each authorized user is given an IFU login ID and password enabling him/her to perform the management tasks according to the security access level.

                                          Users log in to an IFU using their assigned User Login ID and Password.

                                          There are 3 Security Access levels:

                                          Level 1: Full READ-WRITE access plus User/Password Administration and Network
                                          Administration.

                                          Level 2: Full READ-WRITE access. No User/Password Administration and Network
                                          Administration privileges.

                                          Level 3: READ-only. No user/password administration.

                                          Each IFU includes [*] editable User Login IDs and passwords for the [*] Security Access levels.

                                          Level 1 user can perform Login ID/Password administration for the corresponding IFU.

                                          Displays warning message if SW version mismatched between IFU-LM and the IFU which the user tries to login to.

                                          Controls access to certain management functions based on user's login security level.

                                          User can display all users currently logged on to the IFU.

                                          User can view a log of the [*] user login sessions.

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                                 Page 11 of 11

TNS-38 100 Mbps Invisible Fiber(TM) Internet: Product Specification            21-Dec-1999
Security Level:     TNS and ART Under Non-Disclosure      Document Number:     SY-SPE-23-fe
Audience:           TNS and ART Under Non-Disclosure      Revision:            1.0.27.3
Authors:            Engineering, Product Management       Release Status:      Approved

Req. No.        Specification                               Description
6. Network Management (Continued)

6.1.4           Configuration Management Features           Allows users to read or change the IFU configuration
                                                            attributes based on their access privilege.

                                                            Some of the attributes are strictly READ-ONLY while others can be changed by users with WRITE privilege.

                                                            Examples of the read-only attributes are IFU Serial Number,
                                                            IFU Product Type, SW Version, etc.

                                                            Examples of the attributes that can be read and changed
                                                            are Channel Number, IFU's and EMS' IP addresses, Rain
                                                            Region, SNMP Community String, etc.

6.1.4.1        The following configuration                  Site Name/ID
               management parameters can be read
               and changed:

                                                            Near-end (this) IFU's IP Address

                                                            Far-end IFU's IP Address

                                                            Network Mask

                                                            NTP Server IP Address

                                                            Gateway IP Address

                                                            EMS 1 IP Address

                                                            EMS 2 IP Address

                                                            Grade of Service

                                                            Tx/Rx Carrier Frequency

                                                            Rain Model (User selectable Rain Statistics - Rain
                                                            Attenuation Algorithm pair from the following choices:
                                                            Crane-Crane, Crane-ITU, ITU-ITU)

                                                            Rain Region (User selectable Rain based on whether Crane
                                                            or ITU Rain Model is chosen. Available Rain Region
                                                            choices for the Crane Model are: A, B1, B2, C, D1, D2, D3,
                                                            E, F, G, H: available Rain Region choices for the ITU Rain
                                                            Model are: A, B, C, D, E, F, H, K, M, N, P)

                                                            Near-end IFU's Latitude and Longitude

                                                            Far-end IFU's Latitude and Longitude

                                                            Link Distance (If both Link Distance and Near-end/Far-end
                                                            Lat/Long were entered, the value of Link Distance
                                                            supersedes the values of Near-end/Far-end Lat/Long.)

                                                            Installation Date

                                                            In-Service Date

                                                            SNMP Trap Community Name

6.1.4.2        The following configuration                  IFU Serial Number
               management parameters are read-only:

                                                            IFU Part Number

                                                            NIC Type (IFU Product Type: OC-3 or FE)

                                                            Link Type (A/B unit)

TNS-38 100 Mbps Invisible Fiber(TM) Internet: Product Specification            21-Dec-1999
Security Level:     TNS and ART Under Non-Disclosure      Document Number:     SY-SPE-23-fe
Audience:           TNS and ART Under Non-Disclosure      Revision:            1.0.27.3
Authors:            Engineering, Product Management       Release Status:      Approved


Req. No.   Specification                                   Description
6. Network Management (Continued)

6.1.4.2    The following configuration management          Antenna Orientation (Horizontal/Vertical)
           parameters are read-only (Continued):

                                                           OS Software Version

                                                           Application Software Version

                                                           Link Budget (for OC-3 or FE depending on
                                                           the IFU Product Type)

                                                           Modem Hardware Version

                                                           Modem Software Version

                                                           Last Configuration Change Date/Time

6.1.4.3    IP Address & Subnet Mask Broadcast              The IFU's IP Address and the subnet mask
           (Configuration Management)                      are output on the RS-232 serial port [*].

                                                           This capability enables the craftsperson with
                                                           serial connectivity to an IFU to safely
                                                           obtain its IP address to be used to connect
                                                           to it via IFU-LM.

6.1.5      Fault Management Features                       Viewing of the IFU's active alarms (time-
                                                           stamped) stored on the individual IFU.

                                                           Allows user to lag a note with each alarm
                                                           type.

                                                           Viewing of the Alarm History Log [*] events
                                                           (time-stamped) stored on the individual IFU
                                                           (an event is either an alarm set or alarm clear).

                                                           Mask/Unmask of all alarms.

                                                           Displays the Modem Lock status.

                                                           Configuration of the SET/CLEAR threshold
                                                           values for certain Threshold Crossing Alarm
                                                           (TCA) parameters.

6.1.5.1    The following TCA parameters                    RSSI
           can be configured:

                                                           SQM

                                                           IFU Internal Temperature

6.1.5.2    The following alarms can be generated           Payload Offline
           when corresponding fault of threshold-
           crossing conditions occur. When
           conditions no longer exist, the
           corresponding alarm-clear is generated.

                                                           Exciter Unlock

                                                           Modem Unlock

                                                           Power Supply Failure for Tx

                                                           Power Supply Failure On Unswitched Rail

                                                           Tx Failure

                                                           SONET Clock LOL from RF

                                                           RSSI Too Low

[*] Confidential Treatment Requested

TNS-38 100 Mbps Invisible Fiber(TM) Internet: Product Specification            21-Dec-1999
Security Level:     TNS and ART Under Non-Disclosure      Document Number:     SY-SPE-23-fe
Audience:           TNS and ART Under Non-Disclosure      Revision:            1.0.27.3
Authors:            Engineering, Product Management       Release Status:      Approved

Req. No.        Specification                                      Description
6. Network Management (Continued)

6.1.5.2        (Continued)                                         SQM Too Low
                                                                   SONET LOS from Fiber
                                                                   Internal Communication Failure
                                                                   Power Supply Failure On +12v Rail
                                                                   Power Supply Failure On -48v Rail
                                                                   IF Tuning Failure
                                                                   Tx ID Mismatched
                                                                   External Alarm Input #1 Active
                                                                   External Alarm Input #2 Active
                                                                   Power Management Timeout
                                                                   Internal Temperature Too High
                                                                   Internal Temperature Too Low
                                                                   Carrier Frequency Offset Error
                                                                   Tx Power At Max

6.1.6          Performance Management Features

6.1.6.1          PM parameters that can be displayed
                 via IFU-LM:

                   RF Parameters                                   RSSI (or RSL)
                                                                   SQM
                                                                   BER
                                                                   Transmit Power Out
                   Environmental:                                  IFU Internal Temperature
                   Ethernet Parameters:                            [*]


[*] Confidential Treatment Requested

TNS-38 100 Mbps Invisible Fiber(TM) Internet: Product Specification            21-Dec-1999
Security Level:     TNS and ART Under Non-Disclosure      Document Number:     SY-SPE-23-fe
Audience:           TNS and ART Under Non-Disclosure      Revision:            1.0.27.3
Authors:            Engineering, Product Management       Release Status:      Approved


Req. No.          Specification                                Description
6. Network Management (Continued)

6.1.6.1           (Continued)                                  [*]

6.1.6.2           PM graphs that can be viewed:                Several types of PM data can be viewed graphically over a
                                                               given time period:

                                                                 SQM plot

                                                                 Modem power plot

                                                                 Reed Solomon modem block error plot

                                                                 Modem lock status in discrete values. 0=unlocked
                                                                 1=locked.

                                                                 IFU internal temperature plot

                                                                 Tx Power Plot

6.1.7             Tx Power ON/OFF                              Allows user to turn ON or OFF the power supply to the
                                                               Transmitter and displays status.

6.1.9             Adaptive Tx Power Control (AdTPC)            Allows user to [*].

                                                               Automatic hop distance calculation.

                                                               Adaptive Tx Power Control to maintain RSSI at pre-set level under varying channel conditions.

6.1.10            Manual System Reboot                         Allows manual system reboot

6.1.11            Manual Modem Reboot                          Allows manual reboot at the Modem.

6.2               IFU Link Manager Command-Line                Allows IFU-LM to be launched via command-line with an
                  Arguments                                    optional argument for either an IP address or host name
                                                               (DNS). This allows HP OpenView(TM) Network Node Manager
                                                               to launch IFU-LM within its environment (either from a menu or by clicking on an IFU icon).

6.3               SNMP Agent

6.3.1             SNMP Version                                 Embedded SNMP Agent [*].

6.3.2             SNMP NMS Compatibility                       The SNMP Agent is compatible with HP Openview(TM)
                                                               [*].

6.3.3             SNMP 'Lite' Agent Solution                   Supports only the Fault Management function. All other
                                                               management functions are performed through IFU-LM. The
                                                               SNMP agent maps alarms generated by the IFU Alarm
                                                               Manager into SNMP Traps and sends them to the EMS/NMS.

6.3.3.1           Generic Traps Supported                      coldStart, warmStart

6.3.3.2           TNS Enterprise-Specific Traps                Please refer to the MIB Specification for Traps that can be reported.

6.3.3.3           Number of Trap Destinations                  2 (EMS1 and EMS2 attribute a configurable via IFU-LM)

[*] Confidential Treatment Requested

TNS-38 100 Mbps Invisible Fiber(TM) Internet: Product Specification            21-Dec-1999
Security Level:     TNS and ART Under Non-Disclosure      Document Number:     SY-SPE-23-fe
Audience:           TNS and ART Under Non-Disclosure      Revision:            1.0.27.3
Authors:            Engineering, Product Management       Release Status:      Approved


Req No.           Specification                                           Description
6. Network Management (Continued)

6.3.3.4             Traps Enable/Disable                                  Via IFU-LM Alarm Mask/Unmask feature.

6.4               TNS Enterprise MIB for TNS-38 OC-3/FE
                  IFU

6.4.1               TNS Private Enterprise Number                         4216

6.4.2               Compatibility                                         RFC 1155, RFC 1157, RFC 1212, RFC 1215, X. 208/X.680

6.4.3               HPOV NNM Compatibility                                Compilable and loadable onto HPOV NNM 6.0.

                                   EXHIBIT 7

EXHIBIT 7. FORM OF PURCHASE ORDER

                                                                           This Purchase Order is subject to Supply Agreement
       ART (LOGO)                                                          dated 31 Dec 1999 between Advanced Radio Telecom
Advanced Radio Telecom(TM)                                                 Corp. and Triton Network Systems Inc.

------------------------------------------------------------------------------------------------------------------------------------

                                                      PHASE ORDER                                  500 - 108th Avenue NE, Suite 2600
                                                    Number: POXXXX                                 Bellevue, Washington 98004
                                                                                                   Office: (425) 688-8700
                                Please Quote Phase Order Number on all correspondence.             Facsimile: (425) 688-0703
                                                                                                   Toll-Free: (800) 580-0278
                                         Date   12/17/1999         Page:   1                       Website: http://www.art-net.net

------------------------------------------------------------------------------------------------------------------------------------

Order From:       Triton Network Systems, Inc.                          Deliver to:       Advanced Radio Telecom
                  8529 South Park Circle                                                  Distribution Center
                  4th Floor                                                               23215 66th Ave. S.
                  Orlando   FL   32819                                                    Kent,   WA   98032

Contact:          Kelly Summers                                         Contact:
Phone:            (407) 903-0900 Ext. 0000                              Ship Via:         USF               FOB:
FAX:              (407) 903-0997 Ext. 0000                              Terms:            Net 30

------------------------------------------------------------------------------------------------------------------------------------

1        Your Item Number           ART Reference                       Qty      UOM               Unit Cost         Extension
                              Item Description                      Date Req'd

------------------------------------------------------------------------------------------------------------------------------------

1        TNS-38-ETP-FE-200          IFU                                  4.00    Each                  [*]               [*]
         IFU Including Mounting Brackets & Software                   3/1/2000













------------------------------------------------------------------------------------------------------------------------------------

Authorized Signature                                           Date
                     ---------------------------------------        ------------------


                                                                                                         Subtotal:               [*]
                                                                                                          Freight:             $0.00
                                                                                                       Tax amount:             $0.00
                                                                                                      Total Value:               [*]

[*] Confidential Treatment Requested

                                  EXHIBIT 8

Exhibit 8. CUSTOMER FEATURE REQUESTS

                                                                      EXHIBIT 8a


[TRITON LOGO]


IFU HARDWARE PLAN

SHORT HAUL RADIO for TNS-38-ETP-FE PRODUCTS:


REQUIREMENT:
ART believes that at least [*] of their [*] will be at distances that are shorter than the distance needed for the IFU to maintain a receive signal level of [*]. The impact of not being able to transmit at a level below our current typical minimum level of [*] means that the IFU is operating at a level beyond what is required to maintain the link at a BER >10(-12) on short links [*].

PLAN:
Using a phased approach, Triton Network Systems, Inc. will provide enhancements to the 100 Mbps Internet IFU by Q2, 2000, which will enable the IFU to operate at a minimum transmit level of [*] that will allow the receive signal level to be maintained at [*] at a minimum link distance of [*]. Phase II will provide the ability to reduce the transmit power even further by [*], to a minimum transmit level of [*] that will allow the receive signal level to be maintained at [*] at a minimum link distance of [*].


ANTENNA PATTERNS IN A DIGITIZED FORMAT for TNS-38-ETP-FE PRODUCTS:

REQUIREMENT:
ART has requested digitized antenna patterns with a minimum granularity shown in the table below for at least one antenna for each of the antenna positions in both the elevation and azimuth directions (VV, HH, VH, and HV):

     ANGLE FROM BEAM CENTER IN DEGREES       MEASUREMENT GRANULARITY
     ---------------------------------       -----------------------
                      < 5                           0.1 degree
                  5 to 10                           0.5 degree
                 10 to 25                           1.0 degree
                 25 to 90                           3.0 degree
                90 to 180                          10.0 degree

PLAN:
Triton Network Systems, Inc. commits to provide the requested antenna patterns in the granularity proposed. Expected completion date is April 3, 1999.


[*] Confidential Treatment Requested

                                                                      EXHIBIT 8a

The table below lists all RF ART Customer Feature Requests and a plan for resolution. Items identified as resolved on the chart below are changes or features that will appear in release [*]. Delivery of Release [*] is expected by [*]. Delivery of [*] is expected by the end of the [*]. Items that are identified on the chart below as closed are changes or features that will appear in release 1.0 or 1.1. Delivery of Release 1.0 is expected by January 3, 2000. Delivery of 1.1 is expected by January 31, 2000.

ART
CFR#              DESCRIPTION                                  STATUS            RELEASE           COMMENTS
----              -----------                                  ------            -------           --------
5                 Support for modem loopback test              [*]                                 [*]
                  mode functionality

11                Display transmit power monitor in            Resolved          1.0               Introduced in Release
                  dBm                                                                              1.0.

12                Display received signal level in             Resolved          1.0               Introduced in Release
                  dBm                                                                              1.0.

13                Setting initial transmit power               [*]                                 [*]


14                IFU weight less than 40 lbs.                 [*]                                 Expected weight goal
                                                                                                   of [*]

22                Flexible rain data entry                     [*]                                 [*]


23                Provide link BER test mode based             [*]                                 [*]
                  on [*] data [*]

24                Improve receiver sensitivity @               [*]                                 [*] typical.
                  10e-12-to [*]                                                                    [*] minimum.

25                User control of RSSI thresholds              [*]                                 [*]
                  (see CFR #13)

[*] Confidential Treatment Requested

                                                                      EXHIBIT 8b

[LOGO] TRITON
       NETWORK SYSTEMS, INC.

IFU Software & IFU Management Software Plan

The table below lists all non-RF ART Customer Feature Requests and a plan for resolution. As discussed during the Triton/ART conference call on 12/17/99, Triton will further develop the requirements and review an Alpha design of the Mass Deployment capabilities with ART to ensure support of ART processes, to occur no later than January 15/00. The Alpha design will serve as a basis for developing a mutually agreeable feature rollout schedule. Items identified as resolved on the chart below are changes or features that will appear in release 2.0, 2.1 or sooner. Delivery of Release 2.0 is expected by March 31, 2000. Delivery of 2.1 is expected by the end of the second quarter of 2000. Items that are identified on the chart below as closed are changes or features that will appear in release 1.0 or 1.1. Delivery of Release 1.0 is expected by January 3, 2000. Delivery of 1.1 is expected by January 31, 2000.

ART
CFR#                 DESCRIPTION                   STATUS      RELEASE           COMMENTS
----                 -----------                   ------      -------           --------
 1        Support for Multiple Simultaneous       Resolved       2.0         Resolved when IFU LM
          Users of IFU LM Launched from a                                    moves to web-based
          Single Host                                                        operation.

 2        Support for IFU ASCII                   Resolved       2.0         Introduced in Release
          Configuration File                                                 2.0 and enhanced in
                                                                             Release 2.1.

 3        Support for Ethernet Performance        Closed         1.0         Already available.
          Management                                                         Minor enhancements
                                                                             requested to capture
                                                                             "snapshot" of register
                                                                             values rather than 15
                                                                             minute intervals
                                                                             (available in Release
                                                                             1.1).

 4       Support for Echoing Critical IP          Closed         1.0         Already available.
         Address Data on RS232 port

 6       Support for Software Loading             Resolved       2.0         Introduced in Release
                                                                             2.0 and enhanced for
                                                                             mass deployment in
                                                                             Release 2.1.

 7       [*]                                        [*]                      [*]

 8       Support for Multiple SNMP trap             [*]          2.0         [*]
         destinations

 9       Support for IP address-based             Resolved       2.1         [*]
         Access Lists

[*] Confidential Treatment Requested

                                                                      EXHIBIT 8b

ART
CFR#     Description                          Status       Release       Comments
----     -----------                          ------       -------       --------
15       Context Sensitive Help               Resolved     2.0           Will maintain ability for
                                                                         IFU LM Help to run
                                                                         Independently of IFU
                                                                         LM.

16       Timestamps displayed in Local        Resolved     2.0
         Time

17       Link Manager Budget Calculation      Closed       1.1          Clarification provided
         Display                                                        to ART that a Transmit
                                                                        Power reset will occur
                                                                        and the link will be
                                                                        "restarted". Graphic
                                                                        change will occur in
                                                                        Release 1.1 and will
                                                                        include Yes/No option.

18       Remove references to SONET from      Resolved     2.0
         IFU LM when radio is Fast Ethernet

19       Alarm's Masked notification on       Resolved     1.1          Add visual indication
         front Link Manager screen                                      which is set when one
                                                                        or more alarms on the
                                                                        IFU are masked. Also
                                                                        add SNMP trap for
                                                                        same event.

20       Correct GPI alarm text so spacing    Closed       1.0          Text currently runs
         is preserved                                                   together - spaces are
                                                                        lost between words.

21       Prevent Serial Number field from     Closed       1.1
         being "selectable".


SOFTWARE RELEASE SCHEDULE
-------------------------
Release 1.0       January 3/00
Release 1.1       January 31/00
Release [*]       [*]
Release [*]       [*]

[*] Confidential Treatment Requested


                                  Page 2 of 2